As filed with the Securities and Exchange Commission on April 20, 2001
                                                              File No. 333-45293
                                                              File No. 811-08623

                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

                  Pre-Effective Amendment No.                                [_]

                  Post-Effective Amendment No. 6                             [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

                  Amendment No. 8                                            [X]


                          SAGE LIFE INVESTMENT TRUST
              (Exact Name of Registrant as Specified in Charter)

                              101 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110
              (Address of Principal Executive Offices) (Zip Code)
      Registrant's Telephone Number, including Area Code: (617) 535-0534

     Name and Address of Agent for Service:      With copies to:
     Maureen M. Murphy, Esq.                     Kimberly J. Smith, Esq.
     Sage Advisors, Inc.                         Sutherland Asbill & Brennan LLP
     300 Atlantic St. 3rd Floor                  1275 Pennsylvania Avenue, NW
     Stamford, Connecticut 06901                 Washington, D.C.  20004-2415


It is proposed that this filing will become effective: (check appropriate box)

         [_] immediately upon filing pursuant to paragraph (b) of Rule 485
         [X] on May 1, 2001 pursuant to paragraph (b) of Rule 485
         [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
         [_] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
         [_] on (_____) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

         [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   PROSPECTUS
                                       for

                           SAGE LIFE INVESTMENT TRUST

                          S&P 500(R) EQUITY INDEX FUND
                            NASDAQ-100 INDEX(R) FUND

                            EAFE(R) EQUITY INDEX FUND
                               ALL-CAP GROWTH FUND
                                MONEY MARKET FUND

                                   May 1, 2001



                          S&P 500(R) EQUITY INDEX FUND

Seeks to match as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") before the deduction of Fund expenses. The S&P 500 emphasizes stocks of large U.S. companies.

                            NASDAQ-100 INDEX(R) FUND

Seeks to provide investment returns that correspond to the performance of the Nasdaq-100 Index (R) (the "Nasdaq-100") before the deduction of Fund expenses. The Nasdaq-100 is a modified capitalization weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of The Nasdaq Stock Market SM (Nasdaq).

                            EAFE(R) EQUITY INDEX FUND

Seeks to replicate as closely as possible the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "EAFE Index") before the deduction of Fund expenses. The EAFE Index is a capitalization weighted index of stocks of companies outside the United States. Effective May 1, 2001, the EAFE(R) Equity Index Fund will no longer be offering additional shares.

                               ALL-CAP GROWTH FUND

Seeks to provide long-term capital appreciation.

                                MONEY MARKET FUND

Seeks to provide high current income consistent with the preservation of capital and liquidity through investment in short-term money market securities.

An investment in the Funds is not a deposit of or obligation of, or guaranteed by, any financial institution or any bank, and is not insured or guaranteed by, the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


--------------------------------------------------------------------------------



Risk/Return Summary..........................................................................................1



Past Performance.............................................................................................6



Fees and Expenses of the Funds...............................................................................8



Additional Investment and Risk Information...................................................................9



Management of the Funds.....................................................................................15



Distribution Plan...........................................................................................16



Pricing of Fund Shares......................................................................................16



Purchase and Redemption of Shares...........................................................................17



Dividends, Distributions and Taxes..........................................................................17



Special Information About the Funds.........................................................................18



Financial Highlights........................................................................................19



Appendix A - Description of Indexes.........................................................................A1

                               RISK/RETURN SUMMARY

Investment Objectives

The S&P 500(R) Equity Index Fund (the "S&P 500 Fund") seeks to match, as closely as possible, the performance of the S&P 500 before the deduction of Fund expenses.

The Nasdaq-100 Index(R) Fund (the "Nasdaq-100 Fund") seeks to provide investment returns that correspond to the performance of the Nasdaq-100 before the deduction of Fund expenses.

The EAFE(R) Equity Index Fund (the "EAFE Fund") seeks to replicate as closely as possible the performance of the EAFE Index before the deduction of Fund expenses.

The All-Cap Growth Fund seeks to provide long-term capital appreciation.

The Money Market Fund seeks to provide high current income consistent with the preservation of capital and liquidity.

The investment objective of each Fund is a non-fundamental policy and may be changed upon notice to, but without the approval of, a Fund's shareholders. If there is a change in a Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs.

Principal Investment Strategies of the Funds

The S&P 500 Fund will invest in the stocks of companies included in the S&P 500, selected on the basis of computer-generated statistical data. The Fund generally intends to allocate its investments among common stock in approximately the same proportions as they are represented in the S&P 500. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the S&P 500.

The Nasdaq-100 Fund will invest in the stocks of companies included in the Nasdaq-100, selected on the basis of computer-generated statistical data. The Nasdaq-100 is a modified capitalization weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the Nasdaq. All companies listed on the Nasdaq-100 have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares.

The EAFE Fund seeks to be fully invested in a representative sample of stocks and other equity securities of companies included in the EAFE Index. The EAFE Index is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The EAFE Index is "capitalization weighted," which means that a company whose securities have a high market value will contribute proportionately more to the EAFE Index's performance results than a company whose securities have a lower market value.

The Fund generally intends to allocate its investments among stocks in approximately the same proportions as they are represented in the EAFE Index. For example, if a specific stock represented 2% of the EAFE Index, the Fund would generally invest 2% of its assets in that stock. To the extent that all stocks in the EAFE Index cannot be purchased, the Fund will purchase a representative sample of the stocks.

The All-Cap Growth Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of companies which have one or more of the following characteristics: projected earnings growth and return on equity greater than those of the S&P 500 average; dominance in their industries or market niches; the ability to create and sustain a competitive advantage; superior management teams and high profit margins.

The investment adviser of the All-Cap Growth Fund will implement this strategy by investing 65% of its assets in the common stock of U.S. companies and by generally investing at least 80% of the Fund's common stock assets in companies with market capitalizations greater than $2 billion. The Fund may also invest in the stocks of some companies with market capitalizations as low as $100 million. Thus, while the Fund primarily will own mid-cap and large-cap stocks, the Fund may have some representation from small market capitalization companies as well.


The Money Market Fund seeks to provide high current income consistent with the preservation of capital and liquidity. The Fund also intends to maintain a net asset value (share price) of $1.00. The Fund seeks to achieve its objective by investing in high-quality short-term money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances and commercial paper. The Fund limits its investments to those short-term securities that it determines present minimal credit risk and meet certain rating requirements. The Fund maintains an average dollar-weighted portfolio maturity of 90 days or less.

Principal Risks of the Funds

There is, of course, no guarantee that a Fund will realize its goal. An investor in the EAFE Fund, the Nasdaq-100 Fund or the S&P 500 Fund (together the "Index Funds") and the All-Cap Growth Fund should be willing to accept greater short-term fluctuation in the value of his or her investment than he or she would typically experience investing in certain bond or money-market funds. A Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-term investment return and lower the volatility of your overall investment portfolio.

Below we set forth some of the prominent risks associated with investing in general, with investing in stocks outside the United States and with index investing. As a passive investment aiming to match its index as closely as possible, each Index Fund makes no effort to limit its exposure to investment risk.

 . S&P 500 Fund, Nasdaq-100 Fund and EAFE Fund

An investment in an Index Fund is not guaranteed. As with any mutual fund, the value of an Index Fund's shares will change and you could lose money, or an Index Fund's performance could trail that of other investments. For example:


Market Risk

Because the Index Funds invest primarily in stocks, the Index Funds are subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

Cash Flow Risk

An Index Fund's ability to meet its goal depends to some extent on the cash flow in and out of that Index Fund. This is because when a shareholder buys or sells the shares of an Index Fund, that Index Fund generally has to buy or sell stocks in its portfolio. Changes in an Index Fund's cash flow affect how closely the portfolio of that Index Fund mirrors its index.

Because of the inflow and outflow of assets in an Index Fund, it may not be able to mirror its index closely enough to track its performance.

Modeling Risk

To the extent that all stocks cannot be purchased in its respective index, an Index Fund will purchase a representative sample of the stocks listed in that index. If the stocks that an Index Fund does not own outperform those that it does, the Index Fund's results will trail its index. In addition, unlike an index, each Index Fund has operating expenses. Therefore, while the Index Funds seek to track their respective indices as closely as possible, an Index Fund may not be able to match the performance of its index because it pays expenses to cover the costs of investing.

Foreign Issuer Risk

Because the Nasdaq-100 Fund and EAFE Fund invest in non-U.S. dollar-denominated equity securities, the Funds are subject to the risks of international investing. The risks of investing in foreign securities include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in these countries.

There may be less publicly available information about a foreign company than a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Funds might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures, which in some markets have at times failed to keep pace with the volume of transactions. This may create substantial delays and settlement failures that could adversely affect a Fund's performance.

Adverse political, economic or social developments in the countries in which a Fund has invested could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.

The currency of a country in which a Fund invests may fluctuate in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve additional risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

 . All-Cap Growth Fund

An investment in the All-Cap Growth Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money. A variety of factors may influence the Fund's investment performance, such as:

Market Risk

Because the Fund invests primarily in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

Mid-Cap and Small-Cap Company Risk

Investing in mid-cap and small-cap companies generally involves greater risks than investing in larger, more established companies. Mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks.

Foreign Issuer Risk

Because the Fund may invest in non-U.S. dollar-denominated equity securities, the Fund is subject to the risks of international investing. The risks of international investing include, but are not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

In addition, the performance of the Fund depends on the portfolio manager's ability to effectively implement the investment strategies of the Fund.

 . Money Market Fund

An investment in the Money Market Fund is not guaranteed and you could lose money, or the Fund's performance could trail that of other investments. For example:

Interest Rate Risks

Although the Fund seeks to preserve the value of your investment at $1.00 per share, that value is not guaranteed and it is still possible to lose money by investing in the Fund.

The Fund invests mostly in short-term debt securities and rising interest rates cause the prices of debt securities to decrease. If the Fund invests a significant portion of its assets in debt securities and interest rates rise, then the value of the Fund's portfolio may decline.

The value of the debt securities in which the Fund invests is affected by the issuer's ability to pay principal and interest on time. The failure of an issuer to pay an obligation in a timely manner may adversely affect the value of your investment in the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest in the Funds

The Funds sell their shares only to separate accounts of various insurance companies (the "Insurer(s)") and to various pension and profit-sharing plans ("Retirement Plans"). Shares are available through the purchase of various Retirement Plans and certain variable annuity and variable life insurance contracts ("Contract(s)") issued by the Insurers. If you are a Contract owner, the Insurer will allocate your premium payments to the Funds through separate accounts in accordance with your Contract.

The Retirement Plans and separate accounts of the Insurers are the shareholders of record of the Funds' shares. Any reference to the shareholder in this Prospectus technically refers to the Retirement Plans and the Insurers' separate accounts and not to you, the Contract owner or Retirement Plan participant.

The S&P 500 Fund may appeal to you if:

         .    you are a long-term investor

         . you are willing to take the chance of losing a portion of your principal in exchange for the opportunity to potentially earn higher long-term returns

         . you believe the market will favor large capitalization U.S. companies over small capitalization U.S. companies over the long-term

         . you are seeking a simple way to attempt to match the performance of the S&P 500 over time

You may not want to invest in the S&P 500 Fund if:

         .    you are seeking a high level of current income

         .    you are conservative in your investment approach

         . you seek to maintain the value of your original investment more than the potential growth of capital

The Nasdaq-100 Fund may appeal to you if:

         .    you are a long-term investor

         . you are willing to take the chance of losing a portion of your principal in exchange for the opportunity to potentially earn higher long-term returns

         . you believe the market will favor relatively medium to large capitalization U.S. and international companies over small capitalization U.S. and international companies over the long-term

         . you are seeking a simple way to attempt to match the performance of the Nasdaq-100 over time

You may not want to invest in the Nasdaq-100 Fund if:

         .    you are seeking a high level of current income

         .    you are conservative in your investment approach

         . you seek to maintain the value of your original investment more than the potential growth of capital

         . you are unwilling to accept the heightened risks of investing in foreign markets

The EAFE Fund may appeal to you if:

         .    you are a long-term investor

         . you are willing to take the chance of losing a portion of your principal in exchange for the opportunity to potentially earn higher long-term returns

         . you are seeking a simple way to attempt to match the performance of the EAFE Index over time

         . you wish to include exposure to European, Australian and Far East markets as a portion of your overall investment strategy

         . you are willing to accept the heightened risks of investing in foreign markets

You may not want to invest in the EAFE Fund if:

         .    you are seeking a high level of current income

         .    you are conservative in your investment approach

         . you are unwilling to accept the heightened risks of investing in foreign markets

         . you seek to maintain the value of your original investment more than the potential growth of capital

The All-Cap Growth Fund may appeal to you if:

         .    you are a long-term investor

         . you are willing to take the chance of losing a portion of your principal in exchange for the opportunity to potentially earn higher long-term returns

You may not want to invest in the All-Cap Growth Fund if:

         .    you are seeking a high level of current income

         .    you are conservative in your investment approach

         . you seek to maintain the value of your original investment more than the potential growth of capital

         . you are unwilling to accept the heightened risks of investing in foreign markets

The Money Market Fund may appeal to you if:

         .    you are conservative in your investment approach

         .    you seek stability of principal more than growth of capital

You may not wish to invest in the Money Market Fund if:

         .    you are aggressive in your investment approach

         .    you desire a relatively high rate of return


                                PAST PERFORMANCE

The bar charts and tables shown below provide an indication of the risks of investing in a Fund by showing changes in a Fund's performance from year to year (since the Fund commenced investment operations), and by showing how a Fund's average annual returns for one year and the life of the Fund, with the exception of the Money Market Fund, compare to those of a broad-based securities market index. A Fund's past performance does not necessarily indicate how the Fund will perform in the future. Contract fees are not reflected in the bar charts; if they were, returns would be less than those shown. The All-Cap Growth Fund and the Nasdaq-100 Fund each commenced investment operations on September 18, 2000. Because these Funds have been in existence for less than a full calendar year, no performance information is being presented to you for them at this time.


S&P 500 Fund

                                    Bar Chart
                  (Annual total return as of December 31, 2000)

                                  Yr    Return
                                 ----   ------
                                 2000   -8.81%


Since inception (February 19, 1999), the highest calendar quarter total return for the S&P 500 Fund was 11.68% (quarter ended 12/31/99) and the lowest calendar quarter total return was -11.95% (quarter ended 3/31/01).

                                Performance Table
              (Average annual total return as of December 31, 2000)

                                            1 Year         Since Inception*
      ==========================================================================
      S&P 500 Fund                          (8.81%)             4.34%
      S&P 500**                             (9.13%)             4.71%


*    Inception date February 19, 1999

** The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors.

EAFE Fund

                                    Bar Chart
                  (Annual total return as of December 31, 2000)

                                  Yr    Return
                                 ----   ------
                                 2000   -13.67%


Since inception (March 22, 1999), the highest calendar quarter total return for the EAFE Index Fund was 17.99% (quarter ended 12/31/99) and the lowest calendar quarter total return was -13.97% (quarter ended 3/31/01).

                                Performance Table
              (Average annual total return as of December 31, 2000)

                                            1 Year         Since Inception*
      ==========================================================================
      EAFE Fund                            (13.67%)              3.55%
      EAFE Index**                         (14.17%)              2.95%


*    Inception date March 22, 1999

** The EAFE Index is a capitalization weighted index of stock companies in the regions of Europe, Australia and Far East.


Money Market Fund

                                    Bar Chart
                  (Annual total return as of December 31, 2000)


                                  Yr    Return
                                 ----   ------
                                 2000    5.94%


Since inception (February 19, 1999), the highest calendar quarter total return for the Money Market Fund was 2.02% (quarter ended 12/31/00) and the lowest calendar quarter total return was 1.52% (quarter ended 9/30/99).

                                Performance Table
              (Average annual total return as of December 31, 2000)

                                            1 Year         Since Inception*
      ==========================================================================
      Money Market Fund                      5.94%               5.54%


*    Inception date February 19, 1999


                           FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses you may pay if you buy and hold shares of a Fund.


                                                         S&P         Nasdaq -                    All-Cap        Money
Annual Fund Operating Expenses:                          500           100          EAFE         Growth         Market
(Expenses that are deducted from Fund assets)            Fund         Fund          Fund          Fund           Fund
                                                         ----         ----          ----          ----           ----
Management Fees                                         0.55%         0.85%         0.90%         1.10%         0.65%
12b-1 Fees*                                             0.25%         0.25%         0.25%         0.25%          none
Other Expenses                                          0.35%         0.10%         0.35%         0.23%         0.35%
                                                        -----         -----         -----         -----         -----
Total Fund Operating Expenses                           1.15%         1.20%         1.50%         1.58%         1.00%
Less 12b-1 Fees and Management Fee
Waiver/Reimbursement**                                  0.60%         0.35%         0.60%         0.48%         0.35%
                                                        -----         -----         -----         -----         -----
Net Fund Operating Expenses                             0.55%         0.85%         0.90%         1.10%         0.65%
                                                        =====         =====         =====         =====         =====



* Pursuant to a Rule 12b-1 Plan of Distribution adopted by the Trust (the "Plan"), each Fund may pay Sage Distributors, Inc. (the "Distributor") an annual fee of up to 0.25% of the Fund's average daily net assets. However, no Plan payments were accrued or made during the fiscal year ended December 31, 2000 and none will be made for the fiscal year ending December 31, 2001.

** Sage Advisors, Inc. ("Sage"), the Funds' investment manager, has entered into an expense limitation contract with the Funds, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses through May 1, 2002. The expense limit for the Funds is shown as "Net Fund Operating Expenses". Fees waived and/or reimbursed by Sage may vary in order to achieve such contractually obligated "Net Fund Operating Expenses". Any waiver or reimbursement by Sage is subject to reimbursement within the first three (3) years of a Fund's operation, to the extent such reimbursements by the Fund would not cause total operating expenses to exceed any current "Net Fund Operating Expenses". Rule 12b-1 fees waived by the Distributor are not subject to reimbursement.

Expense Example

This example is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds.

The example assumes that the investor invests $10,000 in a Fund for the time periods indicated and then redeems all of its shares at the end of those periods. The example also reflects the fee waiver for its contractual period, and assumes that the investor's investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions the investor's costs would be as follows:


                                      1 Year               3 Years               5 Years               10 Years
                                      ------               -------               -------               --------
S&P 500 Fund                           $56                   $306                  $575                 $1,344
Nasdaq-100 Fund                         87                    346                   626                  1,424
EAFE Fund                               92                    415                   762                  1,739
All-Cap Growth Fund                    112                    452                   815                  1,838
Money Market Fund                       66                    284                   518                  1,193

A Note on Fees

As an indirect investor in the Funds, you would incur various operating costs, including investment management fees and operating expenses as indicated in the fee table. If you are a Contract owner, you will also incur fees associated with the Contracts you purchase, which are not reflected in the table and example above. Detailed information about the cost of investing in a Fund is presented in the prospectus for your Contract through which the Funds' shares are offered to you.

                   ADDITIONAL INVESTMENT AND RISK INFORMATION

Index Funds in General

An index is a group of securities whose overall performance is used as a standard to measure investment performance. Each Index Fund is passively managed and its investment adviser tries to match, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. An Index Fund's investment adviser does not buy and sell securities based on research and analysis. Indexing appeals to many investors for the following reasons:

(1) indexing provides simplicity because it is a straightforward market-matching strategy;

(2) an index fund generally provides diversification by investing in a wide variety of companies and industries;

(3) an index fund's performance is generally expected to track that of the target index (less fund expenses); and

(4) an index fund tends to have lower costs because it does not have many of the expenses of actively managed funds such as research, and an index fund usually has relatively low trading activity and therefore brokerage commissions tend to be lower.

Each Index Fund seeks to maintain a correlation between its performance and the performance of the index it tracks of at least 0.95 (before deduction of fund expenses). If an Index Fund's return matched that of its index exactly, it would achieve a correlation of 1.00. Each Index Fund's ability to track its index may be affected by:

         .     transaction costs

         .     expenses incurred by the Index Fund
         .     changes in the composition of the index

         .     flows of cash into and out of the Index Fund

Principal Investment Strategies

S&P 500 Fund. In seeking to replicate the performance of the S&P 500, before the deduction of Fund expenses, SSgA Funds Management, Inc. ("SSgA"), the Fund's investment adviser, will attempt over time to allocate the Fund's investments among common stocks in approximately the same proportions as they are represented in the S&P 500. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies included in the S&P 500.


The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors. These stocks represent a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange (the "NYSE"). The S&P 500 weights stocks according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price).

SSgA advises the Fund using advanced statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the S&P 500. SSgA selects stocks for inclusion in the Fund based on:

         .     market capitalization
         .     yield
         .     volatility
         .     industry sector

Standard & Poor's Corporation ("S&P") determines the composition of the S&P 500 and may change the composition from time to time without advance notice to the Fund. As a result, the Fund may pay a higher relative price to purchase a component stock. The Fund may make adjustments because of changes in the composition of the S&P 500.

S&P does not sponsor, endorse, sell or promote the S&P 500 Fund. S&P makes no representation regarding the advisability of investing in funds generally or in the S&P 500 Fund (see "Appendix A" for an additional discussion).

Nasdaq-100 Fund. In seeking to replicate the performance of the Nasdaq-100, before the deduction of Fund expenses, SSgA, the Fund's investment adviser, will attempt over time to allocate the Fund's investments among common stocks in approximately the same proportions as they are represented in the Nasdaq-100. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies included in the Nasdaq-100.

The Nasdaq-100 is a modified capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the Nasdaq. All companies listed on the Nasdaq-100 have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares.

SSgA advises the Fund using advanced statistical techniques to determine which stocks are to be purchased or sold to replicate the Nasdaq-100. To the extent that all 100 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the Nasdaq-100. SSgA selects stocks for inclusion in the Fund based on:

         .     market capitalization
         .     yield
         .     volatility
         .     industry sector

The Nasdaq-100 determines the composition of the Nasdaq-100 and may change the composition from time to time without advance notice to the Fund. As a result, the Fund may pay a higher relative price to purchase a component stock. The Fund may make adjustments because of changes in the composition of the Nasdaq-100.


The Nasdaq-100 does not sponsor, endorse, sell or promote the Nasdaq-100 Fund. The Nasdaq-100 makes no representation regarding the advisability of investing in funds generally or in the Nasdaq-100 Fund (see "Appendix A" for an additional discussion).

EAFE Fund. The EAFE Index is an index representing the stock markets in the regions of Europe, Australia and the Far East. The EAFE Index weights stocks according to their market capitalization, which is the number of shares outstanding multiplied by the stock's current price. In seeking to replicate the performance of the EAFE Index, before the deduction of Fund expenses, SSgA, the Fund's investment adviser, will attempt over time to allocate the Fund's investments among stocks in approximately the same proportions as they are represented in the EAFE Index. However, the Fund may not invest in all companies represented in the EAFE Index at the same time. Under normal circumstances, the Fund expects to invest at least 80% of its assets in securities of companies in the EAFE Index. The EAFE Index currently includes the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

SSgA sub-advises the Fund using advanced statistical techniques to determine which stocks are to be purchased or sold to replicate the EAFE Index. To the extent that all stocks in the EAFE Index cannot be purchased, the Fund will purchase a representative sample of the stocks. SSgA selects stocks for inclusion in the Fund based on:

         .     country of origin

         .     market capitalization

         .     yield

         .     volatility

         .     industry sector

Morgan Stanley Capital International, Inc. ("MSCI") determines the composition of the EAFE Index and may change the composition from time to time without advance notice to the Fund. As a result, the Fund may pay a higher relative price to purchase a component stock. The Fund may make adjustments to its investments because of changes in the composition of the EAFE Index.

MSCI does not sponsor, endorse, sell or promote the Fund. MSCI makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in funds generally or in this Fund particularly, or the ability of the EAFE Index to track general stock market performance (see "Appendix A" for an additional discussion).

All-Cap Growth Fund. Eagle Asset Management, Inc. ("Eagle"), advises the Fund by selecting common stocks in part based on its opinions regarding the sustainability of a company's competitive advantage in the market place and the company's management team. Eagle looks for securities of companies which it believes have an exceptional management team and which have the potential to increase market share and drive earnings per share growth. Eagle uses a "bottom up" approach to identifying the companies in which it invests. This approach includes fundamental financial research, and, frequently, contact with company management to help identify investment opportunities. Generally, Eagle will sell a stock if its price appreciates to a level that the portfolio manager views as not sustainable or to purchase stock that the portfolio manager believes presents a better investment opportunity.

Under normal market conditions, the Fund invests at least 65% of its assets in the common stock of U.S. companies and may invest the balance in other securities, such as common stock of foreign issuers, corporate debt obligations, U.S. Government securities, preferred stock, convertible stock, warrants and rights to buy common stock, real estate investment trusts, repurchase agreements and money market instruments. Investing in foreign securities presents additional risks, such as those related to currency fluctuations and adverse political or economic conditions affecting a foreign country. With respect to its fixed income investments, although the Fund emphasizes investment-grade securities (or unrated securities that the Fund manager deems to be of comparable quality), the Fund may invest in non-investment-grade securities. A non-investment grade security may fluctuate more in value, and present a greater risk of default, than a higher-rated security.

The Fund may also use derivative instruments, such as options, futures contracts and indexed securities, which are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

For temporary defensive purposes during actual or anticipated periods of general market decline, the Fund may invest up to 100% of its assets in high-grade money market instruments, including U.S. Government securities, and repurchase agreements secured by such instruments, as well as other high-quality debt securities. Taking a defensive position may reduce the potential for appreciation in the Fund and prevent Fund from achieving its objective.

The Statement of Additional Information has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Money Market Fund. The Money Market Fund's investment adviser, Conning Asset Management Company ("Conning"), must follow strict rules as to the investment quality, maturity, diversification and other features of the securities it purchases for the Fund. The average remaining maturity of the securities cannot be greater than 90 days. The remaining maturity of a security is the period of time until the principal amount must be repaid.

The Money Market Fund may invest in:

         . U.S. Government securities, including Treasuries and bonds and notes issued by government agencies such as the Federal Home Loan Bank, Government National Mortgage Association (GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae")

         . Certificates of deposit, bankers' acceptances and other obligations issued or guaranteed by bank holding companies and their subsidiaries

         . commercial paper and other short-term obligations issued by U.S. and foreign corporations

         .     adjustable rate securities

         .     Eurodollar securities

         .     shares of other investment companies

Secondary Investment Strategies and Techniques

The Funds may also invest in the following investments and use the following investment techniques.

Bank Obligations. The Money Market Fund may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers' acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Fund will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by the Fund in obligations of foreign banks and foreign branches of domestic banks will not exceed 25% of the Fund's total assets at the time of investment.

With respect to the Money Market Fund, short-term securities (other than U.S. Government securities) must be rated (generally, by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") within the two highest rating categories assigned to short-term debt securities. In addition, the Fund
(a) will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer, and (b) intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three (3) business days. Unrated and certain single rated securities (other than U.S. Government securities) may be purchased by the Fund, but are subject to a determination by Conning, in accordance with procedures established by the Board of Trustees, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.

Derivatives. Each Index Fund and the All-Cap Growth Fund may invest in various instruments that are commonly known as derivatives. There are, in fact, many different types of derivatives and many different ways to use them. Those different uses involve a range of risks. Mutual funds commonly use futures, options and foreign currency forwards, for traditional hedging purposes in an effort to protect themselves from exposure to adversely changing interest rates, securities prices or currency exchange rates, and as a low cost method of gaining positive exposure to a particular securities market without investing directly in those securities. The Index Funds may, but are not required to, use financial futures, contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission. Each Index Fund will only use derivatives for cash management purposes and for hedging its portfolio. The Index Funds will not use derivatives to leverage or to increase portfolio risk above the level that would be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for an Index Fund.

Securities Index Futures and Related Options. When an Index Fund receives cash from new investments or holds a portion of its assets in money market instruments, it may enter into index futures or options to more quickly invest, indirectly, in its target universe of securities. Strategies that an Index Fund could use to accomplish this include purchasing futures contracts, writing put options and purchasing call options. When an Index Fund wishes to sell securities, because of shareholder redemptions or otherwise, it may use index futures or options to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options and purchasing put options.

Swap Agreements. The Index Funds may enter into interest rate, index, equity and currency exchange rate swap agreements. The Index Funds would enter into these transactions in an attempt to "lock in" a particular return when it is considered desirable to do so, possibly at a lower cost to the Index Fund than if the Index Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "normal amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index). Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Foreign Securities. The Nasdaq-100 Fund, EAFE Fund and All-Cap Growth Fund will invest in the securities of foreign issuers and the Money Market Fund may invest in U.S. dollar-denominated foreign securities issued by foreign banks and companies. There are certain risks and costs involved in investing in securities of companies and governments of foreign countries, which are in addition to the usual risks inherent in U.S. investments. See the "Principal Risks of the Funds" section of this Prospectus for a discussion of related risks.

Variable and Floating Rate Securities. The Money Market Fund may purchase variable and floating rate securities which may have stated maturities in excess of the Fund's maturity limitations but are deemed to have shorter maturities because the Fund can demand payment of the principal of the securities at least once within such periods on not more than 30 days' notice (this demand feature is not required if the securities are guaranteed by the U.S. Government or an agency or instrumentality thereof). These securities may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. The Fund will only purchase unrated variable and floating rate securities determined to be of comparable quality at the time of purchase to rated instruments purchasable by the Fund. The absence of an active secondary market, however, could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaulted or during periods that the Fund is not entitled to exercise its demand rights.

Defensive Instruments. When adverse market or economic conditions occur, the Funds may invest temporarily all or a portion of their assets in defensive investments. These include high grade debt securities, obligations of the U.S. Government, its agencies or instrumentalities and short-term (maturing in less than one year) money market instruments, including commercial paper rated A-1 or better by Standard & Poor's Rating Services ("S&P"), or P-1 or better by Moody's Investors Service, Inc ("Moody's"). When following a defensive strategy, a Fund will be less likely to achieve its investment objective.

Secondary Risks of the Fund

Euro Risk

On January 1, 1999, eleven countries of the European Economic and Monetary Union
(EMU) began implementing a plan to replace their national currencies with a new currency, the Euro. Full conversion to the Euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the Euro on the Funds, the risks may include:

 .        changes in the relative strength and value of the U.S. dollar or other major currencies and

 .        adverse effects on the business or financial condition of European issuers that a Fund holds in its portfolio

 .        that the systems used to purchase and sell Euro-denominated securities may not work

 .        uncertainty about how existing financial contracts will be treated after Euro implementation

 .        unpredictable effects on trade and commerce generally

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by a Fund.

Derivatives

The Index Funds may invest, to a limited extent, in stock index futures, options, or foreign currency forwards, which are types of derivatives. The Index Funds will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Index Funds may, but are not required to, invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while simulating full investments in stocks and to reduce an Index Fund's transaction cost or add value when these instruments are favorably priced. Risks associated with derivatives include:


 .        the risk that the derivative will not fully offset the underlying positions

 .        derivatives used for risk management may not have the intended effects and may result in losses or missed investment opportunities

Portfolio Turnover

The annual portfolio turnover rate measures the frequency that a Fund sells and replaces the value of its securities within one year. An annual portfolio turnover rate of 100% means that a Fund sold and purchased investments equal to the average value of the Fund for a given year. High turnover can increase a Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability. The All-Cap Growth Fund is actively managed and, in some cases in response to market conditions, its portfolio turnover may exceed 100%.

                             MANAGEMENT OF THE FUNDS

Board of Trustees

The Funds' shareholders elect a Board of Trustees. The Trustees supervise all of the Funds' activities.

Investment Manager

Sage Advisors, Inc. ("Sage"), located at 300 Atlantic Street, Stamford, Connecticut 06901, is the investment manager for each Fund. Sage supervises the performance of administrative and professional services provided to the Funds by others, including the Advisers and PFPC Inc. ("PFPC"), the sub-administrator of the Funds (the "Sub-Administrator"). As compensation for its services and the related expenses borne by Sage, each Fund pays Sage an annual fee based on average daily net assets of each Fund. The following fees are amounts paid to Sage for the fiscal year ended December 31, 2000, that include certain expense limitations and contractual fee waivers, that will remain in effect until May 1, 2002:

 .        0.38% for the S&P 500 Fund

 .        0.80% for the Nasdaq-100 Fund

 .        0.73% for the EAFE Fund

 .        0.99% for the All-Cap Growth Fund

 .        0.48% for the Money Market Fund

Sage pays the fees of the Advisers. Sage may also compensate an Insurer for certain administrative services performed for the Funds in connection with the Contracts, based on the assets of the Fund attributable to Contracts issued through the separate accounts of the Insurer.

Investment Advisers

Sage has retained SSgA to serve as the investment adviser to the S&P 500 Fund, the Nasdaq-100 Fund and the EAFE Fund; Eagle, to serve as the investment adviser for the All-Cap Growth Fund; and Conning to serve as the investment adviser to the Money Market Fund. As compensation for the Advisers' services and the related expenses they incur with respect to each Fund, Sage pays the applicable Adviser a fee, computed daily and payable monthly (quarterly with respect to the Money Market Fund), equal on an annual basis with respect to each Fund's average daily net assets as follows:

 .    the S&P 500 Fund: 0.05% of the first $50 million of assets under management, 0.04% of the next $50 million of assets under management, and 0.02% on amounts in excess of $100 million of assets under management with a minimum annual fee of $50,000

 .    the Nasdaq-100 Fund: 0.10% of the first $50 million of assets under management, 0.04% of the next $50 million of assets under management, and 0.02% on amounts in excess of $100 million of assets under management

 .    the EAFE Fund: 0.15% of the first $50 million of assets under management,
     0.10% of the next $50 million of assets under management, and 0.08% on amounts in excess of $100 million of assets under management with a minimum annual fee of $65,000

 .    the All-Cap Growth Fund: 0.45% of the first $50 million of assets under management, 0.40% on the next $250 million of assets under management , and 0.30% on amounts in excess of $300 million of assets under management

 .    the Money Market Fund: 0.15% of the first $100 million of assets under management, 0.10% of the next $200 million of assets under management, and 0.075% on amounts in excess of $300 million of assets under management

SSgA, the adviser for the Index Funds, located at Two International Place, Boston, Massachusetts 02110, is a wholly owned subsidiary of SSgA Corporation. SSgA Corporation services financial assets, including custody, pricing and asset management, for retail and institutional clients. SSgA serves as investment adviser to various institutional clients with aggregate assets of approximately $725 billion.

Conning, the adviser for the Money Market Fund, located at City Place II, 185 Asylum Street, Hartford, Connecticut 06103-4105, has been providing institutional investment management services since 1982. As of December 31, 2000, Conning manages assets of over $58 billion. Conning is an indirect majority-owned subsidiary of Metropolitan Life Insurance Company.

Eagle, the adviser for the All-Cap Growth Fund, located at 880 Carillon Parkway, St. Petersburg, Florida 33716, is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients with assets of approximately $5 billion. Day-to-day management of the All-Cap Growth Fund is the responsibility of Eagle's Growth Equity team, which is managed by senior portfolio management staff, and assisted by research analysts and equity traders.

                                DISTRIBUTION PLAN

The initial shareholder of each Fund has approved a Distribution (12b-1) Plan for the Index Funds and the All-Cap Growth Fund which authorizes payments by the Funds in connection with the distribution of shares at an annual rate of up to 0.25% of a Fund's average daily net assets. The Funds did not make any payments under the Distribution Plans for the fiscal year ended December 31, 2000. Shareholders will be given prior notice if such payments are to commence at a future date.

Under each Fund's Distribution Plan, a Fund may pay the Funds' distributor, Sage Distributors, Inc. (the "Distributor"), for various costs actually incurred or paid in connection with the distribution of a Fund's shares and/or servicing of shareholder accounts. Such costs include the costs of financing activities primarily intended to result in the sale of the Funds' shares, such as the costs
(1) of printing and mailing the Funds' prospectus, Statement of Additional Information and shareholder reports to prospective shareholders and Contract owners; (2) relating to the Funds' advertisements, sales literature and other promotional materials; (3) of obtaining information and providing explanations to shareholders and Contract owners regarding the Funds; (4) of training sales personnel and of personal service; and/or (5) maintenance of shareholders' and Contract owners' accounts with respect to each Fund's shares attributable to such accounts. The Distributor, in turn, may compensate Insurers or others for such activities. See the "Investment Manager" discussion in the SAI for more information.

                             PRICING OF FUND SHARES

Each Fund calculates the price of its shares (also known as the "Net Asset Value" or "NAV") at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) every day the NYSE is open for business The NAV for the Money Market Fund will not be calculated on national bank holidays.

For the Index Funds and the All-Cap Growth Fund, NAV reflects the deduction of each Fund's liabilities from the total value of its assets - the market value of the securities it holds, plus its cash reserves - and dividing the result by the number of shares outstanding. Note that prices for securities that trade on foreign exchanges can change significantly on days when the NYSE is closed and a Nasdaq-100 Fund, EAFE Fund or All-Cap Growth Fund shareholder cannot buy or sell Fund shares. Such price changes in the securities of the Nasdaq-100 Fund, EAFE Fund or All Cap-Growth Fund may ultimately affect the price of Fund shares when the NYSE reopens.

The Money Market Fund uses the amortized cost method of valuing its portfolio securities to maintain a constant NAV of $1.00 per share. Under this method of valuation, the Money Market Fund values its portfolio securities at their cost at the time of purchase and not at market value, and amortizes that price over the life of the investment thus minimizing fluctuations in value due to interest rate changes or market conditions.

The Index Funds and the All-Cap Growth Fund value their securities at the stated market value if price quotations are available. When price quotations for a particular security are not readily available, the Funds determine their value by the method that most accurately reflects their current worth based on procedures adopted by the Board of Trustees.

                        PURCHASE AND REDEMPTION OF SHARES

The Funds continuously offer their shares to Insurers and Retirement Plans at the NAV per share next determined after the Trust or its designated agent receives and accepts a proper purchase request. Each Insurer (or Retirement
Plan) submits purchase and redemption orders to Sage Life Investment Trust (the "Trust") based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the Insurer by such Contract owners (or by participants). The Insurers and Retirement Plans are designated agents of the Funds. The Trust, the Funds and the Distributor reserve the right to reject any purchase order from any party for shares of any Fund.

The Funds will ordinarily make payment for redeemed shares within seven (7) business days after the Trust or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Trust or its designated agent receives and accepts the shareholder's request in proper form.

Each Fund may suspend the right of redemption or postpone the date of payment during any period when trading on the NYSE is restricted, or the NYSE is closed for other than weekends and holidays; when an emergency makes it not reasonably practicable for a Fund to dispose of its assets or calculate its net asset value; or as permitted by the Securities and Exchange Commission (the "SEC").


The accompanying prospectus or disclosure documents for the Contracts or Plan describes the allocation, transfer and withdrawal provisions of such Contract or Plan.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund intends to distribute substantially all of its net income and capital gains to shareholders each year. Each Index Fund and the All-Cap Growth Fund intend to distribute capital gains and income dividends annually and the Money Market Fund intends to distribute income dividends monthly and all capital gains, if any, annually. All dividends and capital gains distributions paid by a Fund will be automatically reinvested, at net asset value, in additional shares of that respective Fund. For Contract owners the result of automatic reinvestment of distributions on a Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.

Each Fund will be treated as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Fund will not be subject to federal income tax on that part of its net investment income and realized capital gains it distributes to shareholders. To qualify, each Fund must meet certain relatively complex income and diversification tests. The loss of such status would result in a Fund being subject to federal income tax on all of its taxable income and gains (without any deduction for distribution to shareholders).

Because the Funds are offered though insurance company separate accounts, the Advisers intend to cause each Fund to comply with certain additional diversification requirements imposed on separate accounts that are used to support variable life insurance and annuity contracts. The Insurers' prospectuses for variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts to Contract owners.

The foregoing is only a brief summary of important federal tax law provisions that can affect each Fund. Other federal, state, local, or foreign tax law provisions may also affect each Fund and its operations.

Because each investor's or contract owner's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

                       SPECIAL INFORMATION ABOUT THE FUNDS

The Funds offer their shares to both variable annuity and variable life insurance policy separate accounts and to various Retirement Plans. The Trustees do not anticipate that this arrangement will disadvantage any Contract owners. The Fund's Board of Trustees monitors events for the existence of any material irreconcilable conflict between or among Contract owners and Plans. If a material irreconcilable conflict arises, one or more separate accounts may withdraw their investment in the Fund. This could possibly force a Fund to sell portfolio securities at unfavorable prices. Each Insurer will bear the expenses of establishing separate portfolios for variable annuity and variable life insurance separate accounts if such action becomes necessary; however, ongoing expenses that are ultimately borne by Contract owners will likely increase due to the loss of the economies of scale benefits that can be provided to mutual funds with substantial assets.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Funds' financial statements is included in the Annual Report, which is available from the Funds upon request.


                                                                                                    NASDAQ-100
                                                                      S&P 500 Equity Index Fund     Index Fund
                                                                     ---------------------------   -------------
                                                                     Year Ended     Period Ended    Period Ended
                                                                     December 31,   December 31,    December 31,
                                                                         2000          1999(1)         2000(2)

Net Asset Value, Beginning of Period                                    $11.76         $10.00          $10.00
                                                                     ------------   ------------   -------------

Operations:
   Net investment income                                                  0.07           0.08           (0.02)
   Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                         (1.10)          1.79           (3.44)
                                                                     ------------   ------------   -------------
   Total from Investment Operations                                      (1.03)          1.87           (3.46)
                                                                     ------------   ------------   -------------

Distributions to Shareholders:
   Dividends from net investment income                                  (0.07)         (0.08)            --
   Distributions from net realized gain on investments                   (0.37)         (0.03)            --
                                                                     ------------   ------------   -------------
   Total Distributions                                                   (0.44)         (0.11)           0.00
                                                                     ------------   ------------   -------------

Net Asset Value, End of Period                                          $10.29         $11.76           $6.54
                                                                     ============   ============   =============

Total Return/\/\                                                         (8.81%)        18.72%         (34.60%)

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands)                             $4,702         $5,967            $696
   Ratio of Net Investment Income to Average Net Assets
      Before waiver/reimbursement of investment advisory fees             0.27%          0.66%/\       (0.82%)/\
      After waiver/reimbursement of investment advisory fees              0.62%          0.83%/\       (0.72%)/\
   Ratio of Expenses to Average Net Assets
      Before waiver/reimbursement of investment advisory fees             0.90%          0.72%/\        0.95%/\
      After waiver/reimbursement of investment advisory fees              0.55%          0.55%/\        0.85%/\
   Portfolio Turnover                                                     5.00%          3.00%          12.0%

(1)  Commenced operations on February 19, 1999.

(2)  Commenced operations on September 18, 2000.

/\   Ratios have been annualized.

/\/\ Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total investment return is not annualized.


                                                                                                         All-Cap
                                                                          EAFE Equity Index Fund       Growth Fund
                                                                        Year Ended     Period Ended    Period Ended
                                                                       December 31,    December 31,    December 31,
                                                                           2000           1999(1)         2000(2)
                                                                     --------------- ---------------- ---------------
Net Asset Value, Beginning of Period                                     $12.24          $10.00          $10.00
                                                                     --------------- ---------------- ---------------

Operations:
   Net investment income                                                   0.06            0.08           (0.01)
   Net realized and unrealized gain on investments and                    (1.74)           2.25           (2.13)
   foreign currency transactions
                                                                     --------------- ---------------- ---------------
   Total from Investment Operations                                       (1.68)           2.33           (2.14)
                                                                     --------------- ---------------- ---------------

Distributions to Shareholders:
   Dividends from net investment income                                   (0.05)          (0.07)             --
   Distributions from net realized gain on investments                    (0.70)          (0.02)             --
                                                                     --------------- ---------------- ---------------
   Total Distributions                                                    (0.75)          (0.09)           0.00
                                                                     --------------- ---------------- ---------------

Net Asset Value, End of Period                                            $9.81          $12.24           $7.86
                                                                     =============== ================ ===============

Total Return/\/\                                                         (13.67%)         23.30%         (21.40%)

Ratios/Supplemental Data:/\
   Net Assets, end of period (in thousands)                             $17,607         $24,667            $811
   Ratio of Net Investment Income to Average Net Assets
         Before waiver/reimbursement of investment                         0.17%           0.86%/\        (0.51%)/\
         advisory fees
         After waiver/reimbursement of investment                          0.52%           1.03%/\        (0.28%)/\
         advisory fees
   Ratio of Expenses to Average Net Assets
         Before waiver/reimbursement of investment                         1.25%           1.07%/\         1.33%/\
         advisory fees
         After waiver/reimbursement of investment                          0.90%           0.90%/\         1.10%/\
         advisory fees
   Portfolio Turnover                                                         6%             10%           90.0%

(1)  The EAFE Equity Index Fund commenced operations on March 22, 1999.

/\   All ratios have been annualized.

/\/\ Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total investment return is not annualized.

                                                                                     Money Market Fund
                                                                     --------------------------------------------------
                                                                         Year Ended                Period Ended
                                                                      December 31, 2000        December 31, 1999(1)

Net Asset Value, Beginning of Period                                         $1.00                     $1.00
                                                                     --------------------   ---------------------------

Operations:
   Net investment income/(loss)                                               0.06                      0.04
   Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                                            --                        --
                                                                     --------------------   ---------------------------
   Total from Investment Operations                                           0.06                      0.04
                                                                     --------------------   ---------------------------

Distributions to Shareholders:
   Dividends from net investment income                                      (0.06)                    (0.04)
   Distributions from net realized gain on investments                          --                        --
                                                                     --------------------   ---------------------------
   Total Distributions                                                       (0.06)                    (0.04)
                                                                     --------------------   ---------------------------

Net Asset Value, End of Period                                               $1.00                     $1.00
                                                                     ====================   ===========================

Total Return/\/\                                                              5.94%                     4.03%

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands)                                 $2,894                    $2,086
   Ratio of Net Investment Income to Average Net Assets
      Before waiver/reimbursement of investment advisory fees                 5.45%                     4.43%/\
      After waiver/reimbursement of investment advisory fees                  5.80%                     4.60%/\
   Ratio of Expenses to Average Net Assets
      Before waiver/reimbursement of investment advisory fees                 1.00%                     0.82%/\
      After waiver/reimbursement of investment advisory fees                  0.65%                     0.65%/\
   Portfolio Turnover                                                          N/A                       N/A

(1)  Commenced operations on February 19, 1999.

/\   Ratios have been annualized.

/\/\ Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total investment return is not annualized.

                                   APPENDIX A

                             DESCRIPTION OF INDEXES

The EAFE Fund

MSCI does not sponsor, endorse, sell, or promote the Fund. Neither MSCI nor any other party makes a representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in funds generally or in the Fund particularly or the ability of the EAFE Index to track general stock market performance. MSCI is the licenser of certain trademarks, service marks and trade names of MSCI and of the EAFE Index which is determined, composed and calculated by MSCI without regard to the issuer of the Fund or the Fund itself. MSCI has no obligation to take the needs of the issuer of the Fund or the owners of the Fund into consideration in determining, composing or calculating the EAFE Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. MSCI has no obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or use in the calculations of the indices from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indices or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by the licensee, licensee's customers and counterparties, owners of the Funds, or any other person or entity from the use of the indices or, any data included therein in connection with the rights licensed thereunder for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indices or any data included therein. Without limiting any of the foregoing in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The EAFE Index is the exclusive property of MSCI. MSCI is a service mark of MSCI and has been licensed for use by Sage Advisors, Inc.

The S&P 500 Fund

Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P") does not sponsor, endorse, sell, or promote the Fund. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to trace general stock market performance. S&P's only relationship to Sage is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the Fund. S&P has no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied to results to be obtained by license, owners of the Fund, or any other person or entity from use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Sage. S&P does not sponsor, endorse, sell or promote the Fund and S&P makes no representation regarding the advisability of investing in the Fund.

The Nasdaq-100 Index

The Nasdaq-100 Index (R) is a capitalization-weighted index composed of 100 of the largest non-financial domestic companies listed on the National Market tier of The Nasdaq Stock MarketSM ("Nasdaq"). All companies listed on the index have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares.

The Nasdaq-100 Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Sage Advisors, Inc., ("Licensee") is in the licensing of the Nasdaq-100, Nasdaq -100 Index(R), the Nasdaq(R) trademarks or service marks, the certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and has not participated in the determination of the timing of., prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FORM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THERIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANATIES OF MERCHANTABLITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THERIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Additional information about the Funds' investments will be available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Index Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated May 1, 2001, which we have filed electronically with the SEC and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semiannual report, or if you have questions about investing in a Fund, write to or call us at:

                           Sage Life Investment Trust
                             Customer Service Center

                            1290 Silas Deane Highway
                         Wethersfield, Connecticut 06109
                            1-877-835-7243 (collect)

You can find reports and other information about the Funds online at www.sageusa.com or on the SEC website (http://www.sec.gov). In addition you can
---------------
get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090. In order to assist you in obtaining this information, the following is the Funds' registration number under the Investment Company Act of 1940: 811-08623.

                           SAGE LIFE INVESTMENT TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                       For
                          S&P 500(R) Equity Index Fund
                            Nasdaq-100 Index(R) Fund
                            EAFE(R) Equity Index Fund
                               All-Cap Growth Fund
                                Money Market Fund

                                   May 1, 2001

     Sage Life Investment Trust (the "Trust") is currently comprised of five series: EAFE(R) Equity Index Fund ("EAFE Fund"), S&P 500(R) Equity Index Fund ("S&P 500 Fund"), Nasdaq-100 Index(R) Fund ("Nasdaq-100 Fund" and together with the EAFE Fund and the S&P 500 Fund, the "Index Funds"), the All-Cap Growth Fund ("All-Cap Fund" and together with the Index Funds, the "Equity Funds") and the Money Market Fund (together with the Equity Funds, the "Funds" and each individually, a "Fund"). The shares of the Funds are described herein. Capitalized terms not otherwise defined herein shall have the same meaning as in the Funds' current Prospectus dated May 1, 2001 (the "Prospectus").

     Shares of the Funds are available through the purchase of certain variable annuity and variable life insurance contracts ("Contract(s)") issued by various insurance companies (each, an "Insurer" or collectively, the "Insurers") and are offered to various pension and profit-sharing plans ("Retirement Plans"). The investment manager and administrator of the Funds is Sage Advisors, Inc. (the "Manager" or "Sage"). The investment adviser of the Index Funds is SSgA Funds Management, Inc. ("SSgA"), a wholly owned subsidiary of State Street Corporation. The investment adviser of the All-Cap Fund is Eagle Asset Management, Inc. ("Eagle"). The investment adviser of the Money Market Fund is Conning Asset Management Company ("Conning" and, together with SSgA and Eagle, the "Advisers"). The Trust's distributor is Sage Distributors, Inc. (the "Distributor").

     The Prospectus provides the basic information an investor should know about a Fund before investing and may be obtained without charge by calling the Trust at 1-877-835-7243. This Statement of Additional Information (the "SAI") is not a prospectus and is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectus. This SAI is not an offer of shares of any Fund for which an investor has not received the Prospectus.

                                Table of Contents

         Investment Restrictions.........................................................................2
         Risk Factors and Certain Securities and Investment Practices....................................3
         Portfolio Transactions and Brokerage Commissions...............................................13
         Performance Information........................................................................15
         Determination of Net Asset Value...............................................................17
         Management of the Trust........................................................................18
         Organization of the Trust......................................................................29
         Distributions and Taxes........................................................................30
         Financial Statements...........................................................................34

                             Investment Restrictions

     The following investment restrictions are "fundamental policies" of each Fund and may not be changed with respect to a Fund without the approval of a "majority of the outstanding voting securities" of that Fund. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this SAI and the Prospectus, means, with respect to a Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.


     As a matter of fundamental policy, no Fund may:

     (1) issue senior securities, mortgage or pledge assets, or borrow money, except (a) a Fund may borrow from banks in amounts up to 30% of its total assets (including the amount borrowed); (b) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (c) an Equity Fund may engage in futures and options transactions as permitted by the 1940 Act and enter into collateral arrangements relating thereto;

     (2) underwrite securities issued by other persons except insofar as the Trust or a Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security;

     (3) make loans to other persons except (a) through the lending of a Fund's portfolio securities and provided that any such loans not exceed 30% of a Fund's total assets (taken at market value); or (b) through the use of repurchase agreements or the purchase of short-term obligations;

     (4) purchase or sell commodities or real estate (including limited partnership interests but excluding securities secured by real estate or interests therein) in the ordinary course of business (except that the Equity Funds may engage in futures and options transactions as permitted by the 1940 Act and enter into collateral arrangements relating thereto, and each Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of a Fund's ownership of securities);

     (5) concentrate its investments in any particular industry (excluding U.S. Government securities), unless it is deemed appropriate for the achievement of a Fund's investment objective, whereby up to 25% of its total assets may be invested in any one industry;

     (6) purchase the securities of any one issuer if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to these limitations, and provided that there is no limitation with respect to investments in U.S. Government securities.

     Additional non-fundamental investment restrictions adopted by each Fund, which may be changed by the Board of Trustees, provide that no Fund may:

     (1) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained, and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures; and

     (2)  invest for the purpose of exercising control or management.

     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment or in net or total assets.

          RISK FACTORS AND CERTAIN SECURITIES AND INVESTMENT PRACTICES
                              Investment Objectives

     The investment objective of each Fund is described in the Funds' Prospectus. There can, of course, be no assurance that a Fund will achieve its investment objective.

                              Investment Practices

     This section contains supplemental information concerning certain types of securities and other instruments in which one or more of the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

Money Market Fund. Rule 2a-7 under the 1940 Act provides that in order to value its portfolio using the amortized cost method, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined by the Board of Trustees to be of minimal credit risk and which: (1) have received one of the two highest short-term ratings by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), such as "A-1" by Standard & Poor's Ratings Service ("Standard & Poor's") and "P-1" by Moody's Investors Service, Inc. ("Moody's"); (2) are single rated and have received the highest short-term rating by an NRSRO; or (3) are unrated, but are determined to be of comparable quality by Conning pursuant to guidelines approved by the Board of Trustees.

     In addition, the Money Market Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of a single issuer, except that the Fund may invest in U.S. Government securities or repurchase agreements that are collateralized by U.S. Government securities without any such limitation. Furthermore, the limitation does not apply with respect to conditional and unconditional puts issued by a single issuer, provided that with respect to 75% of the Fund's assets, no more than 10% of the Fund's total assets are invested in securities issued or guaranteed by the issuer of the put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Trustees to be comparable to those rated in the highest rating category, will be limited to 5% of the Fund's total assets, with investment in any one such issuer being limited to no more than the greater of 1% of the Fund's total assets or $1 million.

     Pursuant to Rule 2a-7, the Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Money Market Fund, as computed for the purpose of sales and redemptions, at $1.00 per share. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the asset value of the Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate.

Money Market Fund Valuation. The Money Market Fund will use the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of the Fund's portfolio on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Asset-Backed Securities. Subject to applicable maturity and credit criteria, the Money Market Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of 40 years. The Fund may purchase securities that have maturities in excess of the Fund's maturity limitations but are deemed to have shorter maturities because the Fund can demand payment of the principal of the securities at least once within the maturity periods permitted on not more than 30 days' notice (this demand feature is not required if the securities are guaranteed by the U.S. Government or an agency or instrumentality thereof). The average life of a mortgage-backed instrument, for example, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current market rates and current conditions in the relevant housing markets. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent that the Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.

Bank Obligations. Bank obligations which a Fund may purchase include, but are not limited to, the following: certificates of deposits, time deposits, Eurodollar and Yankee dollar obligations, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with a commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities. Yankee dollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. Bearer deposit notes are obligations of a bank, rather than a bank holding company. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt, except certificates of deposit. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

Borrowing. Each Fund may borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act (not to exceed 30% of a Fund's total assets) in order to meet redemption requests. This borrowing may be unsecured. No Fund will make any additional purchases of portfolio securities at any time its borrowings exceed 5% of its assets. The 1940 Act requires each Fund to maintain continuous asset coverage of 300% of the amount it has borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three (3) days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of the securities purchased. A Fund may also be required to maintain minimum average balances in connection with borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. A Fund may, in connection with permissible borrowings, transfer as collateral securities owned by a Fund.

Commercial Paper. Commercial paper includes short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations, and variable demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. Investments by a Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by Standard & Poor's or Moody's. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described (see "Money Market Fund" herein for a discussion of certain investment limitations).

Short-Term Instruments. When an Equity Fund experiences large cash inflows through the sale of shares, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of: (i) short-term obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any U.S. state;
(ii) other short-term debt securities rated AA or higher by Standard & Poor's or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time an Equity Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by Standard & Poor's or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by Standard & Poor's or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser.

Foreign Securities. The Money Market Fund may invest in U.S. dollar-denominated foreign securities issued by foreign banks and companies and the Nasdaq-100, Fund EAFE Fund and All-Cap Fund may invest in foreign securities of all types and in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in the European securities markets. The Funds typically will only purchase ADRs which are listed on a domestic securities exchange or included in the NASDAQ National Market System. Certain institutions issuing ADRs may not be sponsored by the issuer. Issuers of ADRs in unsponsored programs may not provide the same shareholder information in the U.S. that a sponsored depositary is required to provide under its contractual arrangements with the issuer. Ownership of unsponsored ADRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of the sponsored ADRs.

     Income and gains on foreign securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

     There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

     Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; and
(v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

     The Advisers endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another or when proceeds of the sale of Funds shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which may prevent or restrict the Funds from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

     The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within the Funds from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. These forces in general, and rates of exchange in particular, may experience volatility as a result of the full conversion to the Euro by the eleven countries that comprise the European Economic and Monetary Union slated to occur by July 1, 2002. SSgA will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, the Funds' investments may be placed.

Guaranteed Investment Contracts. The Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis interest which is based on an index that is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Adviser pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the limitation on illiquid investments.

Illiquid Securities. The Funds may invest in illiquid securities which, historically, include illiquid securities that are subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements and time deposits having a maturity of longer than seven (7) days. No more than 15% of each Equity Fund's net assets may be invested in illiquid or not readily marketable securities. No more than 10% of the Money Market Fund's net assets may be invested in illiquid or not readily marketable securities. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or purchased in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption's within seven (7) days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. If, after the time of acquisition, events cause this limit to be exceeded, the applicable Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

     The Advisers will monitor the liquidity of Rule 144A securities in the Funds' portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Advisers will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security; and
(iv) the nature of the security and of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investment Company Securities. The Money Market Fund may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., money market funds). As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

Lending of Portfolio Securities. By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.


Repurchase Agreements. Each Fund may enter into repurchase agreements with "primary dealers" in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligations. In a repurchase agreement, a Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by a Fund are less than the repurchase price. In determining whether to enter into an agreement, the Advisers will consider all relevant facts and circumstances, including the creditworthiness of the counterparty.

Stock Index Futures, Options on Stock Index Futures Contracts and Stock Indices. The Equity Funds may, but are not required to, purchase and sell stock index futures, options on stock indices, and options on stock index futures contracts as a hedge against movements in the equity markets. These instruments may be considered derivatives. Derivatives are financial instruments, which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. While derivatives can be used effectively in furtherance of a Fund's investment objective, under certain market conditions they can increase the volatility of a Fund's net asset value and decrease the liquidity of a Fund's investments.

Stock Index Futures Contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. These investments will be made by an Equity Fund solely for cash management purposes, and if they are economically appropriate to the reduction of risks involved in the management of the Fund.

     At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of variation margin may be required, since each day the Fund must maintain margin that reflects any decline or increase in the contract's value.

     U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     There are several risks associated with the use of futures by the Equity Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the stock indices, which are the subject of the hedge. The price of the future may move more than or less than the stock index being hedged. If the price of the futures moves less than the value of the stock indices which are the subject of the hedge, the hedge will not be fully effective but, if the value of the stock indices being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the value of the stock index being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the value of the stock index, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the value of the stock index being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the value of the stock index being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Equity Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the value of the stock index being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser.

     In addition to the possibility that there may be an imperfect correlation or no correlation at all, between movements in the futures and the indices being hedged, the price of futures may not correlate perfectly with movements in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.

     To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction over a short time frame. Successful use of futures by the Funds is also subject to the Adviser's ability to predict correctly movements in the direction of the market.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Equity Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the hedged index, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the value of the hedged index will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Options on Stock Index Futures Contracts. The Equity Funds may purchase and write call and put options on stock index futures contracts. The Equity Funds may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying indices. For example, the Equity Funds may purchase put options or write call options on stock index futures.

     Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based or value of the specific stock index, an option may or may not be less risky than ownership of the futures contract. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Options on Stock Indices. An option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

     Options on securities indices entail certain risks. The absence of a liquid secondary market to close out options positions on securities indices may occur, although an Equity Fund generally will only purchase or write such an option if the Adviser believes the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.


     Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate an Equity Fund's portfolio securities to meet settlement obligations.

Asset Coverage. In order to assure that futures and related options are not used by an Equity Fund to achieve excessive investment leverage, the Fund will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities, entering into an offsetting transaction, or by establishing a segregated account with the Fund's custodian containing cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.


Securities Lending. Each Fund may lend its investment securities to qualified institutional investors on either a short- or long-term basis in order to realize additional income. Loans of securities entered into by a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the value of the loaned securities, and such loans may not exceed 30% of the value of each Fund's net assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in and/or difficulties or delays in recovering the collateral, should the borrower fail financially. In determining whether to lend securities, the Advisers will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Short-Term Investments. Each Fund may invest in short-term fixed income securities in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or, in the case of the Equity Funds, to serve as collateral for the obligations underlying the Funds' investments in securities index futures or related options. The securities each Fund may invest in include: obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or by any U.S. state, district or commonwealth and U.S. dollar-denominated bank obligations, including certificates of deposit, bankers' acceptances, bank notes, commercial paper, deposit notes, interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. A Fund will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Short-term obligations purchased by a Fund will either (i) have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated NRSROs or be issued by issuers with such ratings or (ii) if unrated will be of comparable quality as determined by the Adviser.

     With respect to the Money Market Fund, securities (other than U.S. Government securities) must be rated (generally, by at least two NRSROs) within the two highest rating categories assigned to short-term debt securities. In addition, the Fund (a) will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer, and (b) intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three (3) business days. Unrated and certain single rated securities (other than U.S. Government securities) may be purchased by the Fund, but are subject to a determination by Conning, in accordance with procedures established by the Board of Trustees, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.

     Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the relevant Adviser, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold or should dispose of the security in accordance with the interests of the Fund and applicable regulations of the SEC.

Stripped Securities. The Money Market Fund may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth

Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"). The stripped interest coupons are sold separately from the underlying principal. The Fund may purchase either stripped interest coupons or stripped principal payments. These instruments are issued at a discount to their "face value." Stripped principal payments are usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Stripped securities may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and securities purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

     Only instruments which are stripped by the issuing agency will be considered U.S. Government obligations. Securities such as CATS and TIGRs which are stripped by their holder do not qualify as U.S. Government obligations.

     Within the past several years, the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments or Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Temporary Defensive Investments. For temporary defensive purposes, the All-Cap Fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When the Fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decreases. Furthermore, when the Fund assumes a temporary defensive position it may not be able to achieve its investment objective.

U.S. Government Obligations. Each Fund may purchase U.S. Government obligations, which are obligations issued by, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Obligations issued or guaranteed by U.S. Government agencies or instrumentalities may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. U.S. Government obligations that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the U.S. Postal Service and the Export-Import Bank of the United States, each of which has the right to borrow from the U.S. Treasury to meet its obligations and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, whose obligations may be satisfied only by the individual credits of the issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association and the Farmers Home Administration.

Variable and Floating Rate Instruments. Debt instruments may be structured to have variable or floating interest rates. Variable and floating rate obligations purchased by the Money Market Fund may have stated maturities in excess of the Fund's maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than 30 days' notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof). These instruments may include variable amount master demand notes that permit the lender under the note to determine the amount of the credit given (with predetermined ranges), in addition to providing for periodic adjustments in the interest rates. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Fund will invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk, pursuant to standards adopted by the Board of Trustees.

When-Issued and Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund make a commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a Fund will maintain with the Fund's custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flows. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard & Poor's, Moody's and Fitch IBCA represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     The Advisers are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on Fund transactions, including options, futures, and options on futures transactions, and the purchase and sale of underlying securities upon the exercise of options. Purchases and sales of certain portfolio securities on behalf of a Fund are frequently placed by an Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

     Each Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Fund or Funds it advises, taking into account such factors as price, commissions (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisers review on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

     Each Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), when placing portfolio transactions for a Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction based on the receipt of research, market or statistical information. The term "research, market or statistical information" includes, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

     Consistent with the policy stated above, and such other policies as the Board of Trustees may determine, an Adviser may consider sales of shares of a Fund or a Contract as a factor in the selection of broker-dealers to execute portfolio transactions. An Adviser may make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

     Higher commissions may be paid to firms that provide research services to the extent permitted by law. An Adviser may use this research information in managing a Fund's assets, as well as the assets of other clients.

     Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

     Although certain research, market and statistical information from brokers and dealers can be useful to the Funds and to the Advisers, it is the opinion of the Manager that such information is only supplementary to an Adviser's own research efforts, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to an Adviser in providing services to clients other than the Funds, and not all such information is used by Advisers in connection with the Funds. Conversely, such information provided to the Advisers by brokers and dealers through whom other clients of the Advisers effect securities transactions may be useful to the Advisers in providing services to the Funds.

     In certain instances there may be securities, which are suitable for a Fund as well as for one, or more of an Adviser's other clients. Investment decisions for a Fund and for the relevant Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities will be allocated among clients in a manner deemed fair and reasonable by the respective Adviser. There is no specific formula for allocating such transactions. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Funds.

         For the year ended December 31, 2000 the total brokerage commissions attributable to each Fund are set forth below.

      =======================================================================
                                                           Year ended
                        FUND                                12/31/00
      =======================================================================
      S&P 500 Fund                                             $606
      -----------------------------------------------------------------------
      Nasdaq-100 Fund*                                            9
      -----------------------------------------------------------------------
      EAFE Fund                                               4,151
      -----------------------------------------------------------------------
      All-Cap Fund*                                           1,016
      -----------------------------------------------------------------------
      Money Market Fund                                           -
      -----------------------------------------------------------------------
      TOTAL                                                   5,782
                                                              =====
      -----------------------------------------------------------------------

* Commenced operations September 18, 2000.

                             PERFORMANCE INFORMATION

                        Standard Performance Information

     Each Fund's performance may be used from time to time in advertisements, shareholder reports or other communications disseminated to existing or prospective shareholders or Contract Owners. Past performance does not indicate or project future performance. Performance information may include a Fund's investment results and/or comparisons of its investment results to the Fund's respective index or other various unmanaged indexes or results of other mutual funds with similar investment objectives or investment or savings vehicles. A Fund's investment results, as used in such communications, will be calculated on a total return basis or yield in the manner set forth below. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line and Morningstar Inc.

     Each Fund may provide periodic and average annualized "total return" quotations. A Fund's "total return" refers to the change in the value of an investment in a Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Periodic total returns may be annualized. An annualized total return is a compounded total return, which assumes that the total return is generated over a one-year period, and that all dividends and capital gains distributions are reinvested. An annualized total return will be higher than a periodic total return, if the period is shorter than one year, due to the compounding effect.

     Quotations of Fund total returns and yields will not reflect Contract charges and expenses. The prospectus for a Contract will contain information about performance of the relevant separate account and Contract.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return or yield of each Fund will vary depending upon, among other things, the current market value of the securities held by a Fund and changes in a Fund's expenses. In addition, during certain periods for which total return and/or yield quotations may be provided, the Manager, the Advisers and/or the Funds' other service providers may have voluntarily agreed to waive portions of their respective fees, or reimburse certain Fund operating expenses, on a month-to-month basis. Such waivers will have the effect of increasing a Fund's net income (and therefore its total return and/or yield) during the period such waivers are in effect.

     Shareholders and Contract Owners will receive reports semi-annually and annually that include each Fund's financial statements, including listings of investment securities held by a Fund as of those dates. Each Fund's annual report is audited by the Fund's independent accountants.

     From time to time, quotations of the Funds' performances may be included in advertisements, sales literature or shareholder reports. Fund performance does not reflect Contract fees and expenses.

     Yield of the Money Market Fund. The Money Market Fund will prepare a
     ------------------------------
current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven-calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The Fund may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

             EFFECTIVE YIELD = [(base period return + 1) 365/7] - 1

     The Money Market Fund's yield will fluctuate, and annualized yield quotations are not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend on changes in interest rates generally during the period in which the investment in the Money Market Fund is held, and on the quality, length of maturity and type of instruments in the Fund's portfolio and its operating expenses. For the seven-day period ended December 31, 2000, the Money Market Fund had a yield of 6.05% and an effective yield of 6.22%.

     Total Returns of the Equity Funds. The Equity Funds may quote their average annual total return figures and/or aggregate total return figures. A Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                  P(1+T)/n/    =    ERV

     Where:       P            =    a hypothetical initial payment of $1,000
                  T            =    average annual total return
                  n            =    number of years
                  ERV          =    Ending Redeemable Value of a hypothetical
                                    $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions

    A Fund's aggregate total return figures represent the cumulative change in the value of an investment in the Fund for the specified period and are computed according to the following formula:

                        AGGREGATE TOTAL RETURN = ERV - P
                                                 -------
                                                     P

     Where:       P            =    a hypothetical initial payment of $10,000
                  ERV          =    Ending Redeemable Value of a hypothetical
                                    $10,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions

     Based upon the foregoing calculations, the average annual total return for the S&P 500 Fund for the period February 19, 1999 (commencement of operations), through December 31, 2000 was 4.34%. The average annual total return for the EAFE Fund for the period March 22, 1999 (commencement of operations), through December 31, 2000 was 3.55%. The average annual total return for the Nasdaq-100 and All-Cap Funds for the period September 18, 2000 (commencement of operations), through December 31, 2000 was (34.60%) and (21.40%), respectively.

     Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time.

                         Comparison of Fund Performance

     Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Funds with performance quoted with respect to other investment companies or types of investments.

     In connection with communicating its performance to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Evaluations of the Funds' performance made by independent sources may also be used in advertisements concerning the Funds. Sources for the Funds' performance information could include the following: Barron's, Business Week,
                                                     --------  -------------
Changing Times, Consumer Digest, Financial Times, Financial World, Forbes,
--------------  ---------------  ---------------  ---------------  ------
Fortune, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund
-------  ----------------  ----------------------------------------------
Performance Analysis, Money, Morningstar Inc., New York Times, Personal
--------------------  -----  ----------------  --------------  --------
Investing News, Personal Investor, Success, The Kiplinger's Magazine, U.S. News
--------------  -----------------  -------  ------------------------  ---------
and World Report, Value Line, Wall Street Journal, Weisenberger Investment
----------------  ----------  -------------------  -----------------------
Companies Services and Working Women.
------------------     -------------

                        DETERMINATION OF NET ASSET VALUE

     A Fund's shares are purchased and redeemed at the net asset value per share. The net asset value per share of each Fund is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

     Each Funds' net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time, by taking the value of all assets of each Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent.

     Equity Funds. In the calculation of each Equity Fund's net asset value: (1)
     ------------
a portfolio security listed or traded on a stock exchange or quoted by NASDAQ is valued at its last sale price on that exchange or market (if there were no sales that day, the security is valued at the mean of the closing bid and asked prices; if there were no asked prices quoted on that day, the security is valued at the closing bid price); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices (if there were no asked prices quoted on that day, the security is valued at the closing bid price); (3) U.S. Government obligations and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost; (4) debt instruments having more than 60 days remaining until maturity are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees; and (5) all other investment assets, including restricted and not readily marketable securities, are valued by the Fund under procedures established by and under the general supervision and responsibility of the Board of Trustees designed to reflect in good faith the fair value of such securities.

                             MANAGEMENT OF THE TRUST

     The Board of Trustees is responsible for overseeing and monitoring the management of the Funds. The Trustees meet periodically throughout the year to oversee the Funds' operations, review contractual arrangements with companies that provide services to the Funds and review each Fund's performance. By virtue of the responsibilities assumed by Sage, neither the Trust nor the Funds require employees. None of the officers of the Trust devotes full time to the affairs of the Trust or the Funds.

     The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. An asterisk (*) indicates those Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust.

                              Trustees and Officers

                                        Position Held
Name, Address and Age                   with the Trust      Principal Occupations During Past 5 Years
---------------------                   --------------      -----------------------------------------
Ronald S. Scowby, *                     Trustee and         Chairman of Sheldon, Scowby Associates, Inc.,
300 Atlantic Street, Suite 302          Chairman of         consulting firm (January 2000 - Present); President
Stamford, CT  06901                     the Board           (July 1997 - January 1998) and Director (July 1997 -
DOB - 01/39                                                 present), Sage Insurance Group, Inc., financial
                                                            services holding company; President (January 1997 -
                                                            February 1998) and Chairman (February 1998 - January
                                                            2000), Sage Life Assurance of America, Inc., insurance
                                                            company; President and CEO, Sage Management Services
                                                            USA, Inc., management services company (June 1996 -
                                                            January 2000); Principal, Sheldon Scowby Resources,
                                                            management consulting (July 1995 - June 1996).

Robin I. Marsden, *                     Trustee and         Director (since January 1997), President and CEO (since
300 Atlantic Street, Suite 302          President           February 1998), Sage Insurance Group, Inc., financial
Stamford, CT  06901                                         services holding company; Director (since January 1997),
DOB - 10/65                                                 President and CEO (since  February  1998),  Sage Life
                                                            Assurance of America, Inc., insurance company; Director,
                                                            President and CEO, Sage Advisors, Inc., investment adviser
                                                            (January 1998 - present); Investments Director, Sage Life
                                                            Holdings Limited, financial services holding company
                                                            (November 1994 - January 1998).

James A. Amen,                          Trustee             Managing Director, Partner and Director, Philo Smith &
10 Field Road                                               Co., investment management company (July 1988 - present).
Cos Cob, CT  06807
DOB - 06/60

Rosemary L. Hendrickson,                Trustee             Executive Vice President, Independent Financial
3911 S.W. ViewPoint Terrace                                 Marketing Group, Inc., financial services company
Portland, OR  97201                                         (January 1989 - April 1998).
DOB - 12/38

Geoffrey A. Thompson,                   Trustee             Formerly Principal, Kohlberg & Co., investment
279 Old Black Point Road                                    management company (November 1996 - April 1999);
Niantic, CT  06357                                          Partner, Norman  Broadbent, executive  recruiting firm
DOB - 10/40                                                 (May 1995 - February 1996).

                                        Position Held
Name, Address and Age                   with the Trust      Principal Occupations During Past 5 Years
---------------------                   --------------      -----------------------------------------
Mitchell R. Katcher,                    Vice President      Senior Executive Vice President, Sage Investment Group,
300 Atlantic Street, Suite 302                              Inc., financial services holding company (December 1997
Stamford, CT  06901                                         - present); Director, Chief Actuary and CFO, Sage Life
DOB - 08/53                                                 Assurance of America, Inc., insurance company (February
                                                            1997 - present); Director, Treasurer and CFO, Sage
                                                            Advisors, Inc. (January 1998 - present); Executive Vice
                                                            President, Golden American, life insurance company
                                                            (July 1993 - February 1997).

Jack Jafolla,                           Treasurer           Section Manager of PFPC Inc. (December 1999 - present);
3200 Horizon Drive                                          Section Manager of First Data Investor Services Group,
King of Prussia, PA 19406                                   financial reporting unit (September 1998 - December
DOB - 02/70                                                 1999); Supervisor of FPS Services, Inc., accounting
                                                            services unit (March 1996 - December 1999).

James F. Renz,                          Assistant           Vice President, Sage Life Assurance of America, Inc.,
300 Atlantic Street, Suite 301          Treasurer           insurance company (September 1997 - present); Treasurer
Stamford, CT  06901                                         and CFO, Sage Distributors, Inc., broker-dealer
DOB - 12/62                                                 (January 1998 - present); Manager, Swiss Re Life and
                                                            Health Insurance Company, reinsurance company (October
                                                            1987 - August 1997).

Mary Jane Maloney                       Secretary           Vice President, Regulatory Administration of PFPC and
3200 Horizon Drive                                          officer of various  investment companies serviced by
King of Prussia, PA  19406                                  PFPC (October 1997 - present); Compliance Officer, SEI
DOB - 06/58                                                 Investments Company (1992 - October 1997)

Maureen M. Murphy                       Assistant           Securities Attorney, Sage Life Assurance of America,
300 Atlantic Street, Suite 302          Secretary           Inc., insurance company (October 1999 - Present;
Stamford, CT  06901                                         Attorney, Update Legal Staffing, November 1998 -
DOB - 08/59                                                 October 1999; Associate, Blazzard, Grodd & Hasenauer,
                                                            P.C., law firm (September 1995 - September 1998).

     The following table shows the amount of compensation paid by the Trust during the period ended December 31, 2000 to the persons who served as "non-interested" Trustees during such period:


                                                         Pension or
                                                         Retirement                                Total
                                                      Benefits Accrued    Estimated Annual   Compensation from
                                 Compensation from    as Part of Fund      Benefits upon     Fund Complex Paid
  Name of Person and Position        the Trust            Expenses           Retirement         to Trustee*
-------------------------------- ------------------- ------------------- ------------------- -------------------
James A. Amen                          $7,500               None                None               $7,500
     Trustee
Rosemary L. Hendrickson                $8,000               None                None               $8,000
     Trustee
Geoffrey A. Thompson                   $9,500               None                None               $9,500
     Trustee

------------------

* No Trustee receives any compensation from any mutual fund affiliated with the Manager other than the Trust.

     The Trust pays each Trustee who is not an employee of the Manager or an Adviser or one of their affiliates an annual retainer fee of $3,000 and $1,500 for each meeting of the Board of Trustees attended, and reimburses each Trustee for certain travel and other out-of-pocket expenses incurred in connection with attending such meetings. In addition, each Trustee who is a member of the Audit Committee will receive a fee of $500 for each Audit Committee Meeting attended. Trustees and officers of the Trust who are employed by the Manager, an Adviser, Distributor, PFPC Inc. ("PFPC") or one of their affiliates receive no compensation or expense reimbursement from the Trust.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of April 1, 2001 the Trustees and officers of the Trust owned in the aggregate less than 13% of the shares of any Fund or of the Trust (all series taken together).

     Listed below are the names and addresses of those shareholders and accounts who, as of April 1, 2001, owned of record or beneficially 5% or more of the shares of any Fund.

     Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval.

------------------------------------------------------------------------------------------------------------
                                                                                               Percentage
Fund Name                            Shareholder                       Address                  Ownership
------------------------------------------------------------------------------------------------------------

S&P 500 Fund                  Jimmy Cooksey               803 Edewood St.                     5.04%
                              (Beneficial)                Bowling Green, KY 42101

                              Emma Thompson               10050 State Rt. 82                  5.32%
                              (Beneficial)                Windham, OH 44288

                              Ruth Herndon                7867 Sailboat Key Blvd.             5.57%
                              (Beneficial)                S. Passadena, FL 33707

                              Dewayne Stewart             3116 Waldrop Loop                   8.92%
                              (Beneficial)                Leighton, AL 35646
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

                              Gary Welton                 1020 RW Handy Rd.                   10.34%
                              (Beneficial)                Hardyville, KY 42746

                              Robin Marsden               100 Spring Water Ln.                12.8%
                              (Beneficial)                New Canaan, CT 06840

                              Nellie Strauch              1175 Garman Rd.                     15.91%
                              (Beneficial)                Akron, OH 44313

                              Sage Life Limited           300 Atlantic Street                 96.75%
                              (Record)                    Stamford, CT. 06901
------------------------------------------------------------------------------------------------------------

Nasdaq-100 Fund               Sage Life Limited           300 Atlantic Street Ste. 302        19.56%
                                                          Stamford, CT. 06901

                              John Mell                   12 Bellevue Dr.                     19.82%
                              (Beneficial)                Treasure Island, FL 33706

                              Joyce Jones Bateman         1413 Rocky Mountain Circle          25.29%
                              (Beneficial)                Lexington, KY 40517

                              Frank Neal                  760 County Rd.                      40.88%
                              (Beneficial)                Florence, AL 35634

                              Fin Plan Holdings           300 Atlantic Street                 80.44%
                              (Record)                    Stamford, CT. 06901
------------------------------------------------------------------------------------------------------------

EAFE Fund                     Morene Ogilvie              5085 E. Scioto Dr.                  8.85%
                              (Beneficial)                Fairfield, OH 45014

                              Otis Evans                  633 Meadow Rd.                      10.59%
                              (Beneficial)                Eden, NC 27288

                              David Mills                 2071 E. 700 North                   12.52%
                              (Beneficial)                Urbana, IN 46990

                              Cassius Smith               412 Walnut Ln.                      16.79%
                              (Beneficial)                Mason, OH 45040

                              Christine Smith             412 Walnut Ln.                      19.03%
                              (Beneficial)                Mason, OH 45040

                              Sage Life Limited           300 Atlantic Street                 99.56%
                              (Record)                    Stamford, CT. 06901
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

All-Cap Fund                  Sage Life                   300 Atlantic Street Ste. 302        5.28%
                              (Record)                    Stamford, CT. 06901

                              Howard Edmonds              207 Winter St.                      10.82%
                              (Beneficial)                Swannanoa, NC 28778

                              Larry McRorie               PO Box 206                          13.15%
                              (Beneficial)                Mount Holly, NC 28120

                              Ted Dillingham              11Basset Rd                         20.76%
                              (Beneficial)                Asheville, NC 28809

                              Joyce Jones Bateman         1413 Rocky Mountain Circle          49.18%
                              (Beneficial)                Lexington, KY 40517

                              Fin Plan Holdings           300 Atlantic Street                 94.72%
                              (Record)                    Stamford, CT. 06901
------------------------------------------------------------------------------------------------------------

Money Market Fund             William Barrett             RD2 Box 2562                        5.65%
                              (Beneficial)                Russell, PA 16345

                              Tyrone Brown                2302 Glenhaven Dr.                  5.80%
                              (Beneficial)                Greensboro, NC 27406

                              James Cloud                 282 Malaba Court                    6.97%
                              (Beneficial)                Lexington, KY 40502

                              Don Housewright             1504 Oak Meadows Dr.                7.45%
                              (Beneficial)                Dallas, TX 75224

                              Jason Russell               2323 Perryton Dr.                   7.77%
                              (Beneficial)                Dallas, TX 75224

                              George Gannaway             27 Fairhills Dr.                    9.56%
                              (Beneficial)                Chattanooga, TN 37405

                              George H. Poole             33 Revere St.                       10.98%
                              (Beneficial)                Springfield, MA 01108

                              Donald Smith                6018 High Star Dr.                  12.17%
                              (Beneficial)                Houston, TX 77081

                              Fin Plan Holdings           300 Atlantic Street                 40.50%
                              (Record)                    Stamford, CT. 06901

                              Sage Life                   300 Atlantic Street Ste. 302        59.50%
                              (Record)                    Stamford, CT. 06901
------------------------------------------------------------------------------------------------------------

Investment Manager

     Sage is the investment manager of each Fund and has responsibility for the management and administration of each Fund's affairs, under the supervision of the Board of Trustees of the Trust. Each Fund's investment portfolio is managed on a day-to-day basis by the Fund's Adviser under the general oversight of Sage and the Board of Trustees. Sage is responsible for providing investment management and administrative services to the Funds, and in the exercise of such responsibility selects the investment advisers for the Funds and monitors the Advisers' investment programs and results, reviews brokerage matters, oversees compliance by the Funds with various federal and state statutes, and carries out the directives of the Board of Trustees. Sage monitors and evaluates the Advisers, to assure that the Advisers are managing the Funds consistently with each Fund's investment objective, policies, restrictions, applicable laws and guidelines.

     Sage was organized in 1997. The address of Sage is 300 Atlantic Street, Stamford, CT 06901. It is a wholly-owned subsidiary of Sage Insurance Group, Inc. Sage Insurance Group, Inc., is the holding company for Sage and affiliated companies that are in the business of underwriting, issuing and distributing the variable insurance products of Sage Life Assurance of America, Inc. a indirect, wholly-owned subsidiary of Sage Insurance Group, Inc.

     Sage is responsible for providing the Funds with office space, office equipment, and personnel necessary to operate and administer the Funds' business, and also supervises the provisions of services by third parties such as the Funds' custodian and transfer agent. Pursuant to a sub-administration agreement, PFPC assists Sage in the performance of its administrative responsibilities to the Funds. Sage compensates PFPC for these services.

     Pursuant to a Management Agreement with the Trust, Sage, subject to the supervision of the Board of Trustees, and in conformity with the stated policies of the Funds, will provide overall management to each Fund in accordance with each Fund's investment objective, restrictions and policies as stated in the Funds' Prospectus and SAI filed with the SEC, as the same may be amended from time to time. The management services provided to the Funds are not exclusive under the terms of the Management Agreement and Sage is free to render management or investment advisory services to others, but has no current plans to do so.

     As compensation for its management services to the Funds, Sage is entitled to receive a fee from each Fund, accrued daily and paid monthly, equal on an annual basis of the average daily net assets of each Fund before any fee waiver at the following rates: EAFE Fund, 0.90%, S&P 500 Fund 0.55%, Nasdaq-100 0.85%, All-Cap Fund 1.10% and Money Market Fund 0.65%. For the year ended December 31, 2000, Sage earned and voluntarily waived the amounts indicated below with respect to its management services to the Funds.

============================================================================================================
                                                       Gross           Management              Net
                                                   Management Fees        Fees              Management
                      FUND                             Earned            Waived           Fees Received
============================================================================================================
S&P 500 Fund                                             $28,429           $18,390             $10,039
------------------------------------------------------------------------------------------------------------
Nasdaq-100 Fund*                                           2,062               256               1,806
------------------------------------------------------------------------------------------------------------
EAFE Fund                                                177,722            69,770             107,952
------------------------------------------------------------------------------------------------------------
All-Cap Fund*                                              2,783               588               2,195
------------------------------------------------------------------------------------------------------------
Money Market Fund                                         14,702             7,992               6,710
------------------------------------------------------------------------------------------------------------
TOTALS                                                   225,698            96,996             128,702
                                                   =============     =============      ==============
------------------------------------------------------------------------------------------------------------

*        Commenced Operations September 18, 2000.

         For the period ended December 31, 1999, Sage earned and voluntarily waived the amounts indicated below with respect to its management services to the Funds.

============================================================================================================
                                                        Gross           Management              Net
                                                   Management Fees         Fees             Management
                      FUND                              Earned            Waived           Fees Received
============================================================================================================
S&P 500 Fund*                                            $25,731            $7,813             $17,918
------------------------------------------------------------------------------------------------------------
EAFE Fund**                                              147,509            27,371             120,138
------------------------------------------------------------------------------------------------------------
Money Market Fund*                                        11,635             2,989               8,646
------------------------------------------------------------------------------------------------------------
TOTALS                                                   184,875            38,173             146,702
                                                   =============     =============      ==============
------------------------------------------------------------------------------------------------------------

*  Commenced operations February 19, 1999.

** Commenced operations March 22, 1999.

     Sage bears all expenses in connection with the services it renders under the Management Agreement including the costs and expenses payable to the Advisers pursuant to the Investment Sub-Advisory Agreements between Sage and each Adviser.

     Sage is responsible for and will bear all expenses relating to: custodian fees; transfer agent fees; pricing costs (including the daily calculation of net asset value); accounting and administration fees; legal fees (except extraordinary litigation expenses); expenses of shareholders' and/or trustees' meetings; bookkeeping expenses related to shareholder accounts; insurance charges; cost of printing and mailing shareholder reports and proxy statements; cost of printing and mailing registration statements and updated prospectuses to current shareholders; index licensing fees; and the fees of any trade association of which the Trust is a member.

     An Insurer may be compensated by Sage for certain administrative services for the Funds in connection with the Contracts issued through separate accounts of such Insurer. Under these arrangements, Sage may pay compensation to an Insurer for part of the administrative expense of maintaining accounts for and communicating with owners of Contracts issued by the Insurer in an amount based on the assets of the Funds attributable to Contracts issued through separate accounts of the Insurer. The payments are 0.18% of the Fund's average daily net assets.

     The Management Agreement provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty ("Disabling Conduct"), Sage will not be liable for any error of judgment or mistake of law or for losses sustained by a Fund in connection with the matters relating to the Management Agreement. However, the Management Agreement provides that no Fund is waiving any rights it may have which cannot be waived. The Management Agreement also provides indemnification for Sage and its directors, officers, employees and controlling persons for any conduct that does not constitute Disabling Conduct.

     The Management Agreement is terminable without penalty on sixty (60) days' written notice by the Manager or by the Trust when authorized by the Board of Trustees, as to a Fund, or a majority, as defined in the 1940 Act, of the outstanding shares of such Fund. The Management Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act and rules thereunder. The Management Agreement provides that, unless terminated, it will remain in effect for two years following the date of the Agreement and thereafter from year to year, so long as such continuance of the Management Agreement is approved annually by the Board of Trustees or a vote by a majority of the outstanding shares of the Trust and in either case, by a majority vote of the Trustees who are not interested persons of the Trust within the meaning of the 1940 Act ("Disinterested Trustees") cast in person at a meeting called specifically for the purpose of voting on the continuance.

                               Investment Advisers

     The investment adviser for the Index Funds is SSgA, a wholly owned subsidiary of State Street Corporation, with principal offices located at Two International Place, Boston, Massachusetts 02110. The investment adviser for the All-Cap Fund is Eagle, with principal offices at 880 Carillon Parkway, P.O. Box 10520, St. Petersburg, Florida 33733-0520. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. The investment adviser for the Money Market Fund is Conning, with principal offices located at City Place II, 185 Asylum Street, Hartford, Connecticut 06103-4105.

     Under the terms of the Investment Sub-Advisory Agreements between Sage and each Adviser (the "Sub-Advisory Agreements"), SSgA manages the S&P 500 Fund and the Nasdaq-100 Fund; Eagle manages the All-Cap Fund and Conning manages the Money Market Fund, subject to the supervision and direction of Sage and the Board of Trustees. Each Adviser will: (i) act in conformity with the Trust's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the relevant Fund or Funds in accordance with the Funds' investment objectives, restrictions and policies; (iii) make investment decisions for the relevant Fund or Funds; and
(iv) place purchase and sales orders for securities and other financial instruments on behalf of the Fund or Funds it advises.

     The Investment Sub-Advisory Agreements contain provisions relating to the selection of securities brokers to effect the portfolio transactions of each Fund. Under those provisions, subject to applicable law and procedures adopted by the Trustees, an Adviser may: (1) direct Fund portfolio brokerage to any broker-dealer affiliates of the Manager or Adviser; (2) pay commissions to brokers which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Funds and/or other advisory accounts of itself and any investment adviser affiliated with it; and (3) consider the sales of Contracts and/or shares of the Funds and any other registered investment companies managed by the Manager or Adviser and its affiliates by brokers and dealers as a factor in its selection of brokers and dealers to execute portfolio transactions for the Funds.

     As compensation for the Advisers' services and the related expenses they incur with respect to each Fund, the Manager pays the applicable Adviser a fee, computed daily and payable monthly, equal on an annual basis with respect to each Fund's average daily net assets at the following rate:

     S&P 500 Fund: 0.05% of the first $50 million of assets under management, 0.04% of the next $50 million of assets under management, and 0.02% on amounts in excess of $100 million of assets under management with a minimum annual fee of $50,000.

     Nasdaq-100 Fund: 0.10% of the first $50 million of assets under management, 0.04% of the next $50 million of assets under management, and 0.02% on amounts in excess of $100 million of assets under management.


     EAFE Fund: 0.15% of the first $50 million of assets under management, 0.10% of the next $50 million of assets under management, and 0.08% on amounts in excess of $100 million of assets under management with a minimum annual fee of $65,000.

     All-Cap Fund: 0.45% of the first $50 million of assets under management, 0.40% of the next $250 million of assets under management, and 0.30% on amounts in excess of $300 million of assets under management.

     Money Market Fund: 0.15% of the first $100 million of assets under management, 0.10% of the next $200 million of assets under management, and 0.075% on amounts in excess of $300 million of assets under management.


     Prior to May 1, 2001, State Street Global Advisors ("State Street"), a division of State Street Bank and Trust Company, with principal offices located at Two International Place, Boston, Massachusetts 02110, served as investment adviser to the Index Funds and was entitled to the same compensation with respect to the Index Funds as detailed above.

     For the year ended December 31, 2000, Sage paid the applicable Adviser the amounts indicated below pursuant to the relevant Sub-Advisory Agreements:

===============================================================================================
                                                                               Advisory Fees
              FUND                               Sub-Adviser                        Paid
===============================================================================================
S&P 500 Fund                                     State Street                      $50,444
-----------------------------------------------------------------------------------------------
Nasdaq-100 Fund*                                 State Street                            0
-----------------------------------------------------------------------------------------------
EAFE Fund                                        State Street                       60,578
-----------------------------------------------------------------------------------------------
All-Cap Fund*                                       Eagle                                0
-----------------------------------------------------------------------------------------------
Money Market Fund                                  Conning                           2,375
-----------------------------------------------------------------------------------------------

* Commenced operations September 18, 2000.


     For the period ended December 31, 1999, Sage paid the applicable Adviser the amounts indicated below pursuant to the relevant Sub-Advisory Agreements:


===============================================================================================
                                                                               Advisory Fees
              FUND                               Sub-Adviser                        Paid
===============================================================================================
S&P 500 Fund*                                    State Street                     $42,329
-----------------------------------------------------------------------------------------------
EAFE Fund**                                      State Street                      52,580
-----------------------------------------------------------------------------------------------
Money Market Fund*                                 Conning                          2,673
-----------------------------------------------------------------------------------------------

*  Commenced operations February 19, 1999.

** Commenced operations March 22, 1999.

     Sage and each Adviser bear all expenses in connection with the performance of their services under the Management Agreement and the Investment Sub-Advisory Agreements, respectively.

     The Investment Sub-Advisory Agreements provide indemnification for the Advisers and their trustees, officers, employees and controlling persons for any conduct that does not constitute Disabling Conduct. The Investment Sub-Advisory Agreements permit the Advisers to act as investment advisers to others, provided that whenever a Fund and one or more other portfolios of or investment companies advised by the Advisers have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed to be equitable to each entity. In some cases, this procedure may adversely affect the size of the position obtainable for a Fund.

     Each Investment Sub-Advisory Agreement is terminable without penalty on sixty (60) days' written notice by the Manager, the Adviser or the Board of Trustees, or by vote of a majority, as defined in the 1940 Act, of the outstanding shares of the applicable Fund. Each Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, and rules thereunder. Each Agreement provides that, unless terminated, it will remain in effect for two years following the date of the Agreement and thereafter from year to year, so long as such continuance of the Agreement is approved annually by the Board of Trustees or a vote by a majority of the outstanding shares of the applicable Fund and in either case, by a majority vote of the Disinterested Trustees cast in person at a meeting called specifically for the purpose of voting on the continuance of the Agreements.

                                    Expenses

     In addition to the fees of Sage, the Trust is responsible for the payment of the following, including, without limitation: fees and expenses of disinterested Trustees (including any independent counsel to the disinterested Trustees); brokerage commissions; dealer mark-ups and other expenses incurred in the acquisition or disposition of any securities or other investments; costs, including the interest expense, of borrowing money; fees and expenses for independent audits and auditors; taxes; and extraordinary expenses (including extraordinary litigation and consulting expenses) as approved by a majority of the disinterested Trustees. Fund specific expenses are paid by the particular Fund. Expenses of the Trust not attributable to a particular Fund are allocated to each Fund on the basis of their relative net assets.

                        Distributor and Distribution Plan

     Sage Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of Sage Insurance Group, Inc., serves as the distributor (principal underwriter) of each Fund's shares. The principal business address of the Distributor is 300 Atlantic Street, Stamford, Connecticut 06901.

     The shareholders of the Equity Funds have approved a Distribution Plan for the Equity Funds which authorizes payments by the Equity Funds in connection with the distribution of shares at an annual rate of up to 0.25% of an Equity Fund's average daily net assets. Under each Equity Fund's Distribution Plan an Equity Fund may pay the Distributor for various costs actually incurred or paid in connection with the distribution of the Equity Fund's shares and/or servicing of shareholder accounts. Such costs include the costs of financing activities primarily intended to result in the sale of the Equity Funds' shares, such as the costs (1) of printing and mailing the Equity Funds' prospectuses, SAIs and shareholder reports to prospective shareholders and Contract Owners; (2) relating to the Equity Funds' advertisements, sales literature and other promotional materials; (3) of obtaining information and providing explanations to shareholders and Contract Owners regarding the Equity Funds; (4) of training sales personnel and of personal service; and/or (5) maintenance of shareholders' and Contract Owners' accounts with respect to each Equity Fund's shares attributable to such accounts. The Distributor, in turn, may compensate Insurers or others for such activities.

     No payments were made by the Funds under the 12b-1 Plans for the periods ended December 31, 1999, and December 31, 2000. Shareholders will be given prior notice if such payments are to commence at a future date.

     The Distribution Plan may be terminated at any time. The Board of Trustees will evaluate the appropriateness of the Distribution Plan and any payments made thereunder on a continuous basis.

                                Sub-Administrator

     PFPC Inc., located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, serves as each Fund's sub-administrator pursuant to a Sub-Administration Agreement with the Manager.

     As the sub-administrator, PFPC is obligated on a continuous basis to provide such administrative services as Sage and the Board of Trustees reasonably deem necessary for the proper administration of the Funds. PFPC will generally assist in all aspects of the Funds' operations; supply and maintain office facilities (which may be in PFPC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Trust's Declaration of Trust and By-laws, the Funds' investment objectives, restrictions and policies and with federal securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

     For the year ended December 31, 2000, PFPC earned the amounts indicated below with respect to its services to the Funds:

      ====================================================================
                            FUND                            Fees Earned
      ====================================================================
      S&P 500 Fund                                           $106,500
      --------------------------------------------------------------------
      Nasdaq-100 Fund*                                          1,957
      --------------------------------------------------------------------
      EAFE Fund                                               106,500
      --------------------------------------------------------------------
      All-Cap Fund*                                             1,638
      --------------------------------------------------------------------
      Money Market Fund                                       106,500
      --------------------------------------------------------------------
      TOTAL                                                   323,095
                                                            =========
      --------------------------------------------------------------------


* Commenced Operations September 18, 2000.

     For the period ended December 31, 1999, PFPC earned the amounts indicated below with respect to its services to the Funds:

      ====================================================================
                            FUND                            Fees Earned
      ====================================================================
      S&P 500 Fund*                                           $81,866
      --------------------------------------------------------------------
      EAFE Fund**                                              74,409
      --------------------------------------------------------------------
      Money Market Fund*                                       81,866
      --------------------------------------------------------------------
      TOTAL                                                   238,141
                                                            =========
      --------------------------------------------------------------------


*  Commenced operations February 19, 1999.

** Commenced operations March 22, 1999.

                          Custodian and Transfer Agent

     PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, Pennsylvania 19153, serves as custodian for the Funds. As custodian, PFPC Trust Company holds the Funds' assets.

     PFPC located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as transfer agent of the Trust. Under its transfer agency agreement with the Trust, PFPC maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds and distributes any of the Funds' dividends and distributions.

                                     Counsel

     Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, DC 20004-2415, serves as Counsel to the Trust and Sage.

                              Independent Auditors

     Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serves as independent auditors of the Trust and the Funds. The financial statements of the Trust, as of December 31, 2000, incorporated by reference into the Prospectus and in this SAI, have been audited by Ernst & Young LLP.

                            ORGANIZATION OF THE TRUST

     The Trust is a Delaware business trust established under a Declaration of Trust dated January 9, 1998, and currently consists of five separately managed portfolios. The Trust is a diversified, open-end investment management company. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 per share of each Fund. The Board of Trustees may establish additional funds (with different investment objectives, restrictions and fundamental policies) at any time in the future. The establishment and offering of additional funds will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholder meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

     The Insurers (or affiliates thereof) and the Retirement Plans will be the Funds' sole shareholders of record, and pursuant to the 1940 Act, such shareholders may be deemed to be in control of the Funds. When a shareholders' meeting occurs, each Insurer (and the Retirement Plans, to the extent required by applicable law and/or the terms of the applicable Retirement Plans) solicits and accepts voting instructions from its Contract Owners (or participants) who have allocated or transferred monies for an investment in the Funds as of the record date of the meeting. Each shareholder then votes a Fund's shares that are attributable to its interests in the Fund, and any other Fund shares which it is entitled to vote, in proportion to the voting instructions received.

     The shares of each Fund are entitled to one vote for each dollar of net asset value, and fractional shares are entitled to fractional votes. The shares of each Fund have non-cumulative voting rights, so the vote of more than 50% of a Fund's shares can elect 100% of the Trustees. Shares of each Fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all Funds vote together in the election of Trustees or in the selection of the independent accountants. Each Fund is also entitled to vote separately on any other matter that affects solely that Fund, but will otherwise vote together with all shares of the other Funds on all other matters on which shareholders are entitled to vote.

     The Trust is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval. It is the intention of the Trust not to hold annual shareholder meetings. The Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act, the Declaration of Trust or the By-laws of the Trust. In addition, the Trust will call a special meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees, if requested to do so by the holders of at least 10% of the Trust's outstanding shares.

     The Funds are available through separate accounts relating to both variable annuity and variable life insurance contracts and to certain Retirement Plans, each in accordance with section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). The Funds do not currently foresee any disadvantages to Contract Owners arising from offering their shares to variable annuity and variable life insurance policy separate accounts and Retirement Plans simultaneously, and the Board of Trustees continuously monitors events for the existence of any material irreconcilable conflict between or among Contract Owners and Retirement Plans. Material conflicts could result from, for example, (i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life owners and by variable annuity owners. If a material irreconcilable conflict arises, as determined by the Board of Trustees, one or more separate accounts may withdraw their investment in a Fund. This could possibly require a Fund to sell portfolio securities at disadvantageous prices. Each Insurer will bear the expenses of establishing separate portfolios for its variable annuity and variable life insurance separate accounts if such action becomes necessary; however, ongoing expenses that are ultimately borne by Contract Owners will likely increase due to the loss of economies of scale benefits that can be provided to separate accounts with substantial assets.

                                 Code of Ethics

     The Trust, the Manager and the Distributor are each governed by a Code of Ethics that has been approved and adopted by the Board of Trustees of the Trust. This Code is subject to periodic review by the Board of Trustees in order to remain compliant with the requirements under Rule 17j-1 of the 1940 Act. The Code significantly restricts the personal investing activities of directors and officers of the Manager, the Investment Adviser and the Distributor and employees of the Manager, the Investment Adviser and the Distributor with access to information about recent portfolio transactions. Among other provisions, the Code requires that such directors, officers and employees with access to information about the purchase or sale of portfolio securities obtain preclearance before executing personal trades. Each of the Advisers has also adopted a Code of Ethics that is subject to periodic review by the Board of Trustees.


                             DISTRIBUTIONS AND TAXES
                                  Distributions

     All dividends and capital gains distributions paid by a Fund will be automatically reinvested, at net asset value, in additional shares of the respective Fund, unless otherwise indicated. There is no fixed dividend rate, and there can be no assurance that any Fund will pay any dividends or realize any capital gains. However, the Equity Funds currently intend to pay dividends and capital gains distributions, if any, on an annual basis. The Money Market Fund currently intends to accrue dividends daily and to pay them monthly; and to pay capital gains distributions, if any, on an annual basis.

                         Federal Tax Status of the Funds

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative, or judicial action.

     Each Fund is treated as a separate taxpayer for federal income tax purposes. The Advisers intend for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If each Fund (i) continues to qualify as a regulated investment company and (ii) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) which the Advisers intend for each Fund to do, then under the provisions of Subchapter M each Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) it distributes to shareholders. Each
Fund will be subject to federal income tax at the regular corporate rate for any amounts of investment company taxable income or net capital gain not distributed to the shareholders. (Under a special rule, a Fund will be subject to federal income tax at the regular corporate rates for any amounts of net capital gain treated as "deemed distributed" to the shareholders, although the amount of any such tax will be credited or refunded to the shareholders.)

     In addition, regulated investment companies generally must distribute in a timely manner the sum of (i) 98% of their ordinary income for each calendar year, (ii) 98% of their capital gain net income for the one-year period ending October 31 in that calendar year, and (iii) any income not distributed in prior years, in order to avoid a 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies (the "Excise Tax Avoidance Requirements"). This 4% federal excise tax, however, does not apply to a regulated investment company whose only shareholders are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts or certain employee benefit plans or trusts. In order to avoid this excise tax, the Advisers intend that each of the Funds will qualify for this exception each year or will make sufficient distributions to satisfy the Excise Tax Avoidance Requirements each year.

     Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of each Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock or securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (2) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the value of each Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities, and other securities (provided that, in the case of any such "other securities" issued by any one issuer, no more than 5% of the value of the Fund may consist of the securities of such issuer, and the Fund may not hold more than 10% of the outstanding voting securities of such issuer), and (b) each Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

     The Advisers also intend for each of the Funds to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. Such separate accounts may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company (such as the Funds), provided such mutual fund complies with the diversification requirements of Section 817(h) of the Code. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act (as discussed above), and may affect the securities in which a Fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions) of the Code, the Advisers may be required, for example, to alter the investment objectives of one or more of the Funds.

     Section 817(h) of the Code imposes certain limitations on the assets of each separate account (or underlying mutual fund) that may be invested in securities of a single issuer. These limitations apply to each Fund's assets that may be invested in securities of a single issuer. The regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

     . no more than 55% of a Fund's total assets may be represented by any one investment

     . no more than 70% of a Fund's total assets may be represented by any two investments

     . no more than 80% of a Fund's total assets may be represented by any three investments

     . no more than 90% of a Fund's total assets may be represented by any four investments

     Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

     If a Fund acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount (including certain "payment-in-kind" instruments ("PIKs"), zero coupon securities, or deferred interest securities), it must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by it in the same taxable year. Any amount accrued as original issue discount will be included in a Fund's investment company taxable income for the year of accrual and may have to be distributed to the shareholders in order to satisfy the 90% Distribution Requirement even though the Fund has not received any cash representing such income. As a result, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy this distribution requirement.

     If a Fund were to acquire or invest in certain options, futures, or forward contracts, it may be required to report income from such investments on a mark-to-market basis, which could result in a Fund recognizing unrealized gains and losses for federal income tax purposes even though it may not realize such gains and losses when it ultimately disposes of such investments. The Fund could also be required to treat such gains and losses as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of its holding period for the investments. In addition, if a Fund were to engage in certain hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, it would be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains; or convert short-term capital losses into long-term capital losses. These rules could affect the Fund's investment company taxable income or net capital gain for a taxable year and thus affect the amounts that the Fund would be required to distribute to the shareholders pursuant to the 90% Distribution Requirement for such year. The Advisers seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund, and seek to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract, or hedged investment to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     The federal income tax rules applicable to interest rate swaps, caps, and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

     As of December 31, 2000, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Code and regulations thereunder.

           ------------------------------------------------------------------------------------------------

                           Fund                             Amount                  Expiration Date:
           ------------------------------------------------------------------------------------------------
                   All-Cap Growth Fund                     $43,022                  December 31, 2008
           ------------------------------------------------------------------------------------------------
                     Nasdaq-100 Fund                         3,348                  December 31, 2008
           ------------------------------------------------------------------------------------------------

     The All-Cap Growth Fund is authorized to invest in securities of foreign issuers and the Money Market Fund is authorized to invest in U.S. dollar-denominated securities issued by foreign banks and companies. Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle a Fund to a reduced rate of tax or exemption from tax on this investment income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund's assets to be invested within various countries is not now known. The Advisers intend that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable. Owners of variable life insurance and variable annuity contracts who allocated premiums or cash value to a subaccount supported by the Funds ultimately will bear the costs of any foreign tax, but will not be able to claim a foreign tax credit or deduction for these foreign taxes.

     Foreign exchange gains and losses realized by the All-Cap Growth Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. Any such transactions that are not directly related to the All-Cap Growth Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     If the All-Cap Growth Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties, or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), the All-Cap Growth Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the All-Cap Growth Fund is timely distributed to its shareholders. The All-Cap Growth Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts who allocate premiums or cash value to a subaccount supported by the All-Cap Growth Fund ultimately would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require the All-Cap Growth Fund to recognize taxable income or gain without the concurrent receipt of cash, potentially limiting the Fund's ability to satisfy one of the requirements for regulated investment company treatment. No assurance can be given that such elections can or will be made. The All-Cap Growth Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

     If for any taxable year a Fund fails to satisfy the requirements discussed above to be treated as a regulated investment company, all of its taxable income will be subject to federal, and possibly state, income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if a Fund fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, or otherwise fails to satisfy the requirements discussed above to be treated as a regulated investment company, the owners of variable life insurance contracts and variable annuity contracts who have allocated premiums or cash value to a subaccount supported by such Fund may be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Advisers and the Advisers intend that each Fund comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a lower total return for a Fund than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Adviser's might otherwise select.

                              Policyholder Taxation

     Under current law, owners of variable life insurance contracts who allocated premiums or cash value to a subaccount supported by the Fund and variable annuity contracts and employee benefit plan participants whose plan invested in the Funds generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until amounts are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

                                Account Services

     Contract Owners should direct any inquiries to Sage by calling 1-877-835-7243 or by writing to Sage Life Assurance of America, Inc., Customer Service Center, 1290 Silas Deane Highway, Wethersfield, Connecticut 06109. All shareholder inquiries should be directed to the Trust at 1-877-835-7243 or by writing to Sage Life Investment Trust, Customer Service, 1290 Silas Deane Highway, Wethersfield, Connecticut 06109.

                              FINANCIAL STATEMENTS

     The audited financial statements and notes thereto for each Fund, contained in the Annual Report to Shareholders dated December 31, 2000, are incorporated by reference into this Statement of Additional Information and have been audited by Ernst & Young LLP, independent auditors, whose report also appears in the Annual Report and is also incorporated by reference herein.

                Investment Manager and Administrator of the Funds
                               SAGE ADVISORS, INC.


                    Investment Sub-Adviser to the Index Funds

                           SSgA FUNDS MANAGEMENT, INC.


                Investment Sub-Adviser to the All-Cap Growth Fund
                          EAGLE ASSET MANAGEMENT, INC.


                 Investment Sub-Adviser to the Money Market Fund
                        CONNING ASSET MANAGEMENT COMPANY


                      Sub-Administrator and Transfer Agent

                                    PFPC INC.


                                   Distributor
                             SAGE DISTRIBUTORS, INC.


                                    Custodian
                               PFPC TRUST COMPANY


                              Independent Auditors
                                ERNST & YOUNG LLP


                                     Counsel

                         SUTHERLAND ASBILL & BRENNAN LLP



No person has been authorized to give any information or to make any representations other than those contained in the Funds' Prospectus, the SAI or the Trust's approved sales literature in connection with the offering of the Funds' shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                           SAGE LIFE INVESTMENT TRUST
                                     PART C
                                OTHER INFORMATION

Item 23.      Exhibits

(a)(1) Declaration of Trust is incorporated herein by reference to Exhibit 1 to Initial Registration Statement as filed on January 30, 1998.

(a)(2) Establishment and Designation of Series of Shares is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 4 as filed on June 21, 2000

(b) The Registrant's By-laws are incorporated herein by reference to Exhibit 2 to the Initial Registration Statement as filed on January 30, 1998.

(c)     Not Applicable.

(d)(1) Amended Investment Management Agreement between the Registrant and Sage Advisors, Inc. is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 4 as filed on June 21, 2000

(d)(2) Form of Sub-Advisory Agreement between SSgA Funds Management, Inc. and Sage Advisors, Inc. is filed herewith.

(d)(3) Form of Sub-Advisory Agreement between Conning Asset Management Company and Sage Advisors, Inc. is incorporated herein by reference to Exhibit 5(c) to Pre-Effective Amendment No. 3 as filed on January 29, 1999.

(d)(4) Form of Sub-Advisory Agreement between Eagle Asset Management, Inc. and Sage Advisors, Inc., is incorporated herein by reference to Exhibit
        (d)(4) to Post-Effective Amendment No. 4 as filed on June 21, 2000.

(e)(1) Amended Distribution Agreement between the Sage Advisors, Inc. and Sage Distributors, Inc., is incorporated herein by reference to Exhibit
        (e)(1) to Post-Effective Amendment No. 4 as filed on June 21, 2000

(e)(2) Amended Participation Agreement by and among the Registrant, Sage Life Assurance of America, Inc. and Sage Distributors, Inc., is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 4 as filed on June 21, 2000.

(f)     Not Applicable.

(g) Form of Custodian Agreement between Sage Advisors, Inc. and PFPC Trust Company is filed herewith.

(h)(1) Form of Transfer Agency Agreement between Registrant and PFPC Inc. is incorporated herein as Exhibit 9(a) to Pre-Effective Amendment No. 1 as filed on November 16, 1998.

(h)(2) Administration Agreement between Registrant and Sage Advisors, Inc., is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 4 as filed on June 21, 2000

(h)(3) Form of Sub-Administration Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit 9(b) to Pre-Effective Amendment No. 1 as filed on November 16, 1998.

(i)(1) Opinion of Counsel is incorporated herein by reference to Exhibit (i)(1) to Pre-Effective Amendment No. 3 as filed on January 25, 1999.

(i)(2)  Consent of Counsel is filed herewith.

(i)(3) Power of attorney is incorporated herein by reference to Exhibit (i)(3) to Post-Effective Amendment No. 4 as filed on June 21, 2000.

(j)     Consent of Independent Auditors is filed herewith.

(k)     Not Applicable.

(l)     Not Applicable.

(m) Amended Rule 12b-1 Distribution Plan is incorporated herein by reference to Exhibit (m) to Post-Effective Amendment No. 4 as filed on June 21, 2000.

(n)     Not Applicable.

(o)     Not Applicable.

(p)(1) Form of Code of Ethics for Registrant, Sage Distributors, Inc. and Sage Advisors, Inc. is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 3 as filed on May 1, 2000.

(p)(2) Code of Ethics for State Street Global Advisors and SsgA Funds Management, Inc. is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 5 filed on August 31, 2000.

(p)(3) Form of Code of Ethics for Conning Asset Management is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 3 as filed on May 1, 2000.

(p)(4) Form of Code of Ethics for Eagle Asset Management, Inc., is incorporated herein by reference to Exhibit (p)(4) to Post-Effective Amendment No. 4 as filed on June 21, 2000


Item 24. Persons Controlled by or Under Common Control with Registrant

        Sage Group (South Africa)

        Sage Life Holdings (South Africa)

        Sage Life Ltd.(South Africa)

        Sage Life Branch (Bermuda)

        Sage Life Ltd. (Bermuda)

        Sage Holdings (USA)(DE)

        Sage Insurance Holdings(DE)

        Sage Properties (VA)

        Swiss Re Life & Health (NY)

        Sage Insurance Group (DE)

        Sage Life Holdings (DE)

        Sage Re (Bermuda)

        Sage Distributors (DE)

        Sage Advisors (DE)

        Strategic Financial Solutions (NY)

        Finplan Holdings (DE)

        Sage Life Assurance of America (DE)

        Sage Life Assurance Co. of NY (NY)

Item 25. Indemnification

        Reference is made to the following documents:

        Registrant's Declaration of Trust and By-laws as filed on January 30, 1998 and the Amended Participation Agreement by and among the Registrant, Sage Life Assurance of America, Inc. and Sage Distributors, Inc. as filed herewith.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

        Sage Advisors, Inc. serves as investment manager to each Fund of the Trust. Sage is a wholly-owned subsidiary of Sage Insurance Group, Inc. SSgA Funds Management, Inc. ("SSgA") serves as the adviser to the S&P 500 Equity Index Fund, the EAFE Equity Index Fund and the NASDAQ-100 Equity Index Fund (collectively, the "Index Funds"). Eagle Asset Management, Inc. ("Eagle") serves as the adviser to the All-Cap Growth Fund. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Conning Asset Management Company ("Conning") serves as the adviser to the Money Market Fund and has been providing institutional investment services since 1982.

        To the knowledge of the Trust, none of the directors or officers SSgA, Conning or Eagle is or has been at any time in the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and officers of SSgA, Conning and Eagle who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature. The individuals from Conning may be contacted at c/o City Place II, 185 Asylum Street, Hartford, CT 06103-1131. The individuals from Eagle may be contacted at 880

Carillon Parkway, St. Petersburg, Florida 33716. The individuals from SSgA may be contacted at Two International Place, Boston, Massachusetts 02110.

        STATE STREET CORPORATION: The individuals listed below serve in a directorship and/or executive capacity for the following entities with their respective address at the location of the adviser:

          Name                           Business or other connections of Principal Executive Officers of State Street
                                                                          Corporation

Tenly Albright, Director;            Chairman of Western Resources, Inc.
I. MacAllister Booth;                Retired Chairman, President and Chief Executive Officer of the Polaroid Corporation.
James Cash, Jr., Director;           The James E. Robinson Professor of Business Administration at Harvard Business
                                     School.
Truman Casner, Director;             Partner, Ropes & Gray.
Nader F. Darehshori, Director        Chairman, President and Chief Executive Officer, Houghton Mifflin Company
David Gruber, Director;              Retired Chairman and chief Executive Officer of the Wyman-Gordon Company
Arthur Goldstein, Director;          Chairman and Chief Executive Officer of Ionics, Incorporated.
Charles Kaye,  Director;             Chairman of Transportation Investments, Incorporated.
John Kuchaski, Director;             Retired Chairman and Chief Executive Officer of EG&G, Inc.
Charles LaMantia, Director;          Retired Chairman and Chief Executive Officer of Arthur D. Little,Inc.
David Perini, Director;              Chairman of Perini Corporation.
Dennis Picard, Director;             Chairman Emeritus of the Raytheon Company.
Alfred Poe, Director;                Chief Executive Officer of Menu Direct.
Bernard Reznicek,                    President, Premier
Director;                            Group; National Director - Utility
                                     Marketing, Central States Indemnity Company
                                     of Omaha.
Richard P. Segel, Director;          President and Chief Executive Officer, New England Electric System
Diana Walsh, Director;               President of Wellesley College.
Robert E. Weissman                   Chairman and Chief Executive Officer, IMS Health , Incorporated

        CONNING: The individuals listed below serve in a directorship and/or executive capacity for the following entities with their respective address at the location of the adviser:


          Name                       Business or other connections of Principal Executive Officers of Conning Asset
                                                                       Management

John Clinton,                       Connecticut Surety Corporation; Hales; Hobbs; Paradigm Health Corporation; and
Executive Vice President;           Paula Financial.
James L. Lipscomb, President & CEO  Citizens Budget Commission of New York and Citizens Housing and Planning Council
                                    (New York).
Gary A. Beller, Chairman of the     Citizen Crime Commssion of New York; Lenox Hill Neighborhood House; and SSRM
Board                               Holdings.
Richard A. Liddy, Director          Brown Shoe; Energizer and Ameren Corporation; Ralston Purina; St. Louis Art
                                    Musem; and the United Way.

        EAGLE: The individuals listed below serve in a directorship and/or executive capacity for the following entities with their respective address at the location of the adviser:



      Name                                Business or other connections of Principal Executive Officers of Eagle

Richard Karl Reiss                   Heritage Asset Management, Inc.; Raymond James Financial, Inc.
Kenneth Kermit Koster                Raymond James & Associates, Inc.; Awad Asset Managment, Inc.
Stephen Garrard Hill                 Awad Asset Management,  Inc.;  Heritage Asset Managment, Inc.; Raymond James &
                                     Associates, Inc.

Item 27.      Principal Underwriters

(a)     None.

(b) The following are the Directors and officers of Sage Distributors, Inc. with the following business address of 300 Atlantic Street, Suite 302, Stamford, CT 06901:

                        Robin Marsden             - Director
                        Mitchell Katcher          - Director
                        Christopher J. O'Gorman   - President;
                        James Renz                - CFO/Treasurer;
                        Lincoln B. Yersin         - Senior VP, Sales Manager,
                                                    Manager

(c)     Not Applicable.

Item 28.      Location of Accounts and Records

        All accounts' books and other documents required to be maintained by Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

(1)     SSgA
        Two International Place
        Boston, Massachusetts   02110
        (records relating to function as adviser to the Index Funds)

(2)     Conning Asset Management Company
        City Place II
        185 Asylum Street
        Hartford, CT  06103-4105
        (records relating to function as adviser to the Money Market Fund)

(3)     Eagle Asset Management, Inc.
        880 Carillon Parkway
        St. Petersburg, Florida 33716
        (records relating to function as adviser to the All-Cap Growth Fund)

(4)     Sage Distributors, Inc.
        300 Atlantic Street, Suite 302
        Stamford, CT  06901
        (records relating to function as distributor to the Funds)

(5)     PFPC Inc.
        3200 Horizon Drive
        King of Prussia, PA  19406
        (records relating to function as Sub-Administrator and Transfer Agent to the Funds)

Item 29.      Management Services

        Not Applicable.

Item 30.      Undertakings

        Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 6 to the Registration Statement meets the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and the State of Connecticut on the 20th day of April, 2001.

                                           SAGE LIFE INVESTMENT TRUST

                                           By: /s/ Robin Marsden
                                               ---------------------------------
                                               Robin I. Marsden
                                               President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


               Signature                                 Title                                  Date

Ronald Scowby*                                   Chairman and Trustee                      April 20, 2001
----------------------------------------
Ronald S. Scowby

/s/ Robin Marsden                                President and Trustee                     April 20, 2001
----------------------------------------
Robin I. Marsden

/s/ Jack Jafolla                                       Treasurer                           April 20, 2001
----------------------------------------
Jack Jafolla

James A. Amen*                                          Trustee                            April 20, 2001
----------------------------------------
James A. Amen

Rosemary L. Hendrickson*                                Trustee                            April 20, 2001
----------------------------------------
Rosemary L. Hendrickson

Geoffrey A. Thompson*                                   Trustee                            April 20, 2001
----------------------------------------
Geoffrey A. Thompson


*By:  /s/ Mary Jane Maloney
     ----------------------
Mary Jane Maloney, as Attorney-in-Fact
pursuant to Power-of-Attorney

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------

(d)(1) Form of Sub-Advisory Agreement between SSgA Funds Management, Inc. and Sage Advisors, Inc.

(g) Form of Custodian Agreement between Sage Advisors, Inc. and PFPC Trust Company.

(i)(2)            Consent of Counsel

(j)               Consent of Independent Auditors